SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.    )

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☐	Soliciting Material Pursuant to §240.14a-12

QUESTCOR PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 8, 2011

To Our Shareholders:

You are cordially invited to attend the 2011 Annual Meeting of Shareholders of Questcor Pharmaceuticals, Inc. to be held on May 19, 2011 at 8:00 a.m. Pacific Time at our Northern California office, located at 26118 Research Place, Hayward, California 94545.

The matters expected to be acted upon at the meeting are described in the following Notice of the 2011 Annual Meeting of Shareholders and Proxy Statement.

We have elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission’s “notice and access” rules. These rules allow us to make our shareholders aware of the availability of our proxy materials by sending a Notice of Internet Availability of Proxy Materials, which provides instructions for how to access the full set of proxy materials through the Internet or make a request to have printed proxy materials delivered by mail. We believe compliance with these rules allows us to provide our shareholders with the materials they need to make informed decisions, while lowering the costs of printing and delivering those materials and significantly reducing the environmental impact of our Annual Meeting.

We hope that you use this opportunity to participate in the affairs of Questcor by voting on the business to come before the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote as soon as possible using one of the voting methods we have provided to you. Please review the voting instructions described in the accompanying proxy statement as well as in the Notice you previously received in the mail. Returning the proxy card included in the proxy materials does not preclude you from attending the Annual Meeting and voting your shares in person.

If your shares are held in the name of a broker, trust, bank or other nominee, you will need proof of ownership to be admitted to the Annual Meeting, as described in the “How can I attend the Annual Meeting?” question, which can be found on page 2 of the accompanying proxy statement.

Thank you for your interest in Questcor.

Sincerely,

Don M. Bailey

President and Chief Executive Officer

QUESTCOR PHARMACEUTICALS, INC.

1300 North Kellogg Drive, Suite D

Anaheim, California 92807

NOTICE OF THE 2011 ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Questcor Pharmaceuticals, Inc.:

NOTICE IS HEREBY GIVEN that the 2011 Annual Meeting of Shareholders of Questcor Pharmaceuticals, Inc., a California corporation, will be held on May 19, 2011 at 8:00 a.m. Pacific Time at the Company’s Northern California office, located at 26118 Research Place, Hayward, California 94545, to consider and vote upon the following proposals:

1.	To elect six (6) directors to serve for the ensuing year and until their successors are duly elected and qualified.

2.	To vote upon a proposal to approve an advisory (non-binding) resolution regarding the compensation of our named executive officers.

3.	To vote upon a proposal to approve an advisory (non-binding) resolution regarding whether an advisory vote on the compensation of our named executive officers should be held once every one, two or three years.

4.	To ratify an amendment of our 2006 Equity Incentive Award Plan, which will increase the number of shares available for issuance thereunder by 3,500,000 shares.

5.	To ratify an amendment of our Amended and Restated 2003 Employee Stock Purchase Plan, which will increase the number of shares available for issuance thereunder by 600,000 shares.

6.	To ratify the selection of BDO USA, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2011.

7.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The proposals and other related matters are more fully described in the proxy statement accompanying this notice.

Shareholders of record at the close of business on March 29, 2011, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. As of that date, 61,654,574 shares of our common stock were outstanding and entitled to vote. All shareholders are cordially invited to attend the Annual Meeting in person.

By Order of the Board of Directors,

Michael H. Mulroy

Corporate Secretary

Anaheim, California

April 8, 2011

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 19, 2011

The Proxy Statement and our Annual Report for the year ended December 31, 2010 are available at http://www.edocumentview.com/QCOR.

YOUR VOTE IS IMPORTANT.

For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the information set forth in the “If a I am a shareholder of record of the Company’s shares, how do I vote?” and the “If I am a beneficial owner of shares held in street name, how do I vote?” questions in the accompanying proxy statement or, if you requested printed proxy materials, your enclosed proxy card.

QUESTCOR PHARMACEUTICALS, INC.

1300 North Kellogg Drive, Suite D

Anaheim, California 92807

PROXY STATEMENT

FOR THE 2011 ANNUAL MEETING OF SHAREHOLDERS

Questions and Answers about the Annual Meeting and Voting

Why did I receive these proxy materials?

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Questcor Pharmaceuticals, Inc., a California corporation, of proxies to be voted at our 2011 Annual Meeting of Shareholders and at any adjournment or postponement thereof.

The Notice of Annual Meeting and Notice of Internet Availability of Proxy Materials are being mailed on or about April 8, 2011. The form of proxy and voting instructions are being mailed on or about April 8, 2011.

When and where will the Annual Meeting be held?

You are invited to attend our Annual Meeting on May 19, 2011, beginning at 8:00 a.m. Pacific Time. The Annual Meeting will be held at our Northern California office, located at 26118 Research Place, Hayward, California 94545.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission, which we refer to as the SEC, we have elected to provide access to our proxy materials via the Internet. Accordingly, on April 8, 2011, we mailed a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice, to our shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the cost and environmental impact of our annual meetings.

I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

The Company has adopted a procedure called “householding,” which the SEC has approved. Under this procedure, the Company is delivering a single copy of the Notice and, if applicable, this proxy statement and the Annual Report to multiple shareholders who share the same address unless the Company has received contrary instructions from one or more of the shareholders. This procedure reduces the Company’s printing costs, mailing costs and fees. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, the Company will promptly deliver a separate copy of the Notice and, if applicable, this proxy statement and the Annual Report to any shareholder at a shared address to which the Company delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, this proxy statement or the Annual Report, shareholders may write or call the Company at the following address and telephone number:

Investor Relations

Questcor Pharmaceuticals, Inc.

1300 North Kellogg Drive, Suite D

Anaheim, California 92807

(714) 786-4200

Shareholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

What am I being asked to vote upon?

At the Annual Meeting, the shareholders of Questcor will be asked to:

•	elect six (6) directors to serve for the ensuing year and until their successors are duly elected and qualified (Proposal No. 1);

•	vote upon a proposal to approve an advisory (non-binding) resolution regarding the compensation of our named executive officers (Proposal No. 2);

•

vote upon a proposal to approve an advisory (non-binding) resolution regarding whether an advisory vote on the compensation of our named executive officers should be held once every one, two or three years (Proposal No. 3);

•	ratify an amendment of our 2006 Equity Incentive Award Plan, which will increase the number of shares available for issuance thereunder by 3,500,000 shares (Proposal No. 4);

•	ratify an amendment of our Amended and Restated 2003 Employee Stock Purchase Plan, which will increase the number of shares available for issuance thereunder by 600,000 shares (Proposal No. 5);

•	ratify the selection of BDO USA, LLC as our independent registered public accounting firm for the year ending December 31, 2011 (Proposal No. 6); and

•	act upon such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Who is entitled to vote at the Annual Meeting?

Only holders of record of our common stock at the close of business on March 29, 2011 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on March 29, 2011, we had outstanding 61,654,574 shares of common stock. Unless cumulative voting is requested for the election of directors, each holder of record of our common stock on the record date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. For the election of directors, a shareholder may elect to use cumulative voting. Each shareholder of record of common stock on the record date may cumulate votes (cast more than one vote per share) for a candidate only if the candidate is nominated before the voting and at least one shareholder gives notice at the Annual Meeting, before the voting, that he or she intends to cumulate votes. If cumulative voting applies to the election of directors at the Annual Meeting, each shareholder of record of common stock on the record date will have a number of votes equal to the number of directors to be elected multiplied by the number of shares of record held by the shareholder. In the event that cumulative voting is invoked, each holder of record of common stock on the record date may cast all of their votes for one candidate or may distribute their votes among different candidates.

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

How are proxies voted?

All shares represented by valid proxies received prior to the Annual Meeting will be voted and, where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the shareholder’s instructions.

How can I attend the Annual Meeting?

Shareholders must present a form of government-issued personal photo identification in order to be admitted to the Annual Meeting. If your shares are held in street name, you also will need proof of ownership to be admitted to the Annual Meeting. A recent brokerage statement or a letter from your nominee are examples of acceptable proof of ownership.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

What is the quorum requirement for the Annual Meeting?

The holders of a majority of the shares entitled to vote at the Annual Meeting must be present at the Annual Meeting for the transaction of business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against or abstained, if you:

•	are present at the Annual Meeting; or

•	have voted on the Internet, or by properly submitting a proxy card or vote instruction form by mail.

If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

•

Shareholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the shareholder of record with respect to those shares, and the Notice was sent directly to you by Questcor. If you request printed copies of the proxy materials by mail, you will receive a proxy card.

•

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.” If you request printed copies of the proxy materials by mail, you will receive a vote instruction form.

If I am a shareholder of record of the Company’s shares, how do I vote?

There are three ways to vote:

•	In person. If you are a shareholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

•

Via the Internet. You may vote by proxy via the Internet by following the instructions provided to you in the Notice or the proxy card. Internet voting is available 24 hours a day and will be accessible until 1:00 a.m. Central Time on May 19, 2011 by visiting www.envisionreports.com/QCOR and following the instructions. Our Internet voting procedures are designed to authenticate shareholders by using individual control numbers, which are located on the Notice. If you vote by Internet, you do not need to return your proxy card.

•

By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If the envelope provided is missing, please mail your completed proxy card to Questcor Pharmaceuticals, Inc., c/o Proxy Services, Computershare Trust Company, N.A., P.O. Box 43101, Providence, Rhode Island 02940-5067.

If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

•

In person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•

Via the Internet. You may vote by proxy via the Internet by following the instructions provided to you in the Notice. Internet voting is available 24 hours a day and will be accessible until 1:00 a.m. Central Time on May 19, 2011 by visiting www.envisionreports.com/QCOR and following the instructions. Our Internet voting procedures are designed to authenticate shareholders by using individual control numbers, which are located on the Notice.

•

By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided. If the envelope provided is missing, please mail your completed vote instruction form to Questcor Pharmaceuticals, Inc., c/o Proxy Services, Computershare Trust Company, N.A., P.O. Box 43101, Providence, Rhode Island 02940-5067.

What happens if I do not give specific voting instructions?

•	Shareholders of Record. If you are a shareholder of record and you:

¡	indicate when voting on the Internet that you wish to vote as recommended by the Board of Directors; or

¡	sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting. However, if no voting instructions are given with respect to the advisory vote on the frequency of shareholder advisory votes on the Company’s executive compensation (Proposal No. 3), your shares will not be voted on that matter.

•

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Which ballot measures are considered “routine” or “non-routine”?

The ratification of the selection of BDO USA, LLC as our independent registered public accounting firm for the year ending December 31, 2011 (Proposal No. 6) is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 6.

The election of directors (Proposal No. 1), the advisory vote on executive compensation (Proposal No. 2), the advisory vote on the frequency of the advisory vote on executive compensation (Proposal No. 3), the ratification of the amendment to our 2006 Equity Incentive Award Plan (Proposal No. 4), and the ratification of the amendment to our Amended and Restated 2003 Employee Stock Purchase Plan (Proposal No. 5) are matters considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals No. 1, No. 2, No. 3, No. 4 and No. 5.

What is the voting requirement to approve each of the proposals?

For Proposal No. 1, the six nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them will be elected as directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. Votes withheld will have no legal effect.

Approval of Proposals No. 2, No. 3, No. 4, No. 5 and No. 6 requires the affirmative vote of (i) a majority of the shares present or represented by proxy and voting at the Annual Meeting and (ii) a majority of the shares required to constitute the quorum.

How are broker non-votes and abstentions treated?

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Only “FOR” and “AGAINST” votes are counted for purposes of determining the votes received in connection with each proposal, and therefore broker non-votes and abstentions have no effect on the proposal relating to the election of directors. In the case of each of the other proposals, broker non-votes and abstentions have no effect on determining whether the affirmative vote constitutes a majority of the shares present or represented by proxy and voting at the Annual Meeting. Approval of these other proposals also requires the affirmative vote of a majority of the shares necessary to constitute a quorum, however, and therefore broker non-votes and abstentions could prevent the approval of these other proposals because they do not count as affirmative votes. In order to minimize the number of broker non-votes, we encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice.

What can I do if I change my mind after I vote my shares?

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing a written notice of revocation or a duly executed proxy bearing a later date with our Corporate Secretary at our principal executive offices at 1300 North Kellogg Drive, Suite D, Anaheim, California 92807, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker or other holder of record. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the “If I am a beneficial owner of shares held in street name, how do I vote?” question on page 3 of this proxy statement.

All shares that have been properly voted and not subsequently revoked will be voted at the Annual Meeting.

What shares are included on the proxy card?

If you are a shareholder of record you will receive only one proxy card for all the shares you hold:

•	in certificate form; and

•	in book-entry form;

and if you are a Questcor employee you will receive only one proxy card for all the shares you hold:

•	in our Amended and Restated 2003 Employee Stock Purchase Plan; and

•	shares of restricted stock awarded to you (including shares which are not yet vested).

If you are a beneficial owner, you will receive voting instructions, and information regarding the householding, or consolidation, of your vote, from your bank, broker or other holder of record.

Is there a list of shareholders entitled to vote at the Annual Meeting?

The names of shareholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting for any purpose germane to the Annual Meeting, between the hours of 9:00 a.m. and 4:30 p.m., Pacific Time, at our principal executive offices at 1300 North Kellogg Drive, Suite D, Anaheim, California, 92807. Please contact our Corporate Secretary at our principal executive offices to obtain such a listing.

Could other matters be decided at the Annual Meeting?

At the date this proxy statement went to press, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this proxy statement.

If you have returned your signed and completed proxy card and other matters are properly presented at the Annual Meeting for consideration, the designated proxies appointed by the Board of Directors (the persons named on your proxy card if you are a shareholder of record) will have the discretion to vote on those matters for you.

Who will pay for the cost of this proxy solicitation?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, mailing and electronic distribution or hosting of this proxy statement, the proxy and any additional information furnished to shareholders.

Electronic copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock, beneficially owned by others to electronically distribute to such beneficial owners.

We will reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, email or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

Who will count the vote?

Representatives of our transfer agent, Computershare Trust Company, N.A., will tabulate the votes and act as inspector of election.

What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2012 annual meeting of shareholders?

•

Requirements for Shareholder Proposals to Be Considered for Inclusion in Questcor’s Proxy Materials. Shareholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2012 annual meeting of shareholders must be received no later than December 26, 2011. In addition, all proposals will need to comply with Rule 14a-8 of the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act, which lists the requirements for the inclusion of shareholder proposals in company-sponsored proxy materials. Shareholder proposals must be delivered to our principal executive offices located at 1300 North Kellogg Drive, Suite D, Anaheim, California 92807.

•

Requirements for Shareholder Proposals to Be Brought Before the 2012 Annual Meeting of Shareholders. Notice of any director nomination or other proposal that you intend to present at the 2012 annual meeting of shareholders, but do not intend to have included in the proxy statement and form of proxy relating to the 2012 annual meeting of shareholders, must be delivered to our principal executive offices located at 1300 North Kellogg Drive, Suite D, Anaheim, California 92807 not earlier than the close of business on January 25, 2012 and no later than the close of business on February 27, 2012. In addition, your notice must satisfy the conditions for such proposals set forth in our Amended and Restated Bylaws, which contain requirements with respect to advance notice of director nominations and other shareholder proposals.

What is the process for shareholders to communicate with the Board of Directors?

We provide an informal process for shareholders to send communications to the Board of Directors. Shareholders who wish to contact the Board of Directors or any of its individual members may do so by writing to Questcor Pharmaceuticals, Inc. at 1300 North Kellogg Drive, Suite D, Anaheim, California 92807. Correspondence directed to an individual director is referred, unopened, to that member. Correspondence not directed to a particular director is referred, unopened, to the Chairman of the Board of Directors, who then bears the responsibility of providing copies of the correspondence to all directors, as he deems appropriate.

PROPOSAL 1

ELECTION OF DIRECTORS

Questcor shareholders will be voting on the election of the six (6) nominees listed below. Each director to be elected will hold office until the next annual meeting of shareholders and until his successor is duly elected and qualified, or until such director’s earlier death, resignation or removal.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six (6) nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose. Each person nominated for election has agreed to serve if elected and the Board of Directors has no reason to believe that any nominee will be unable to serve.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote. The nominees receiving the highest number of votes of shares entitled to vote for them, up to the number of directors to be elected, will be elected. Votes withheld will be counted for the purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will have no other effect upon the election of directors under California law. Under California law and our Amended and Restated Bylaws, if any shareholder present at the Annual Meeting gives such notice, all shareholders may cumulate their votes for the election of directors. The proxy holders will cast the votes covered by the proxies received by them in such a manner under cumulative voting as they believe will ensure the election of as many of our nominees as possible.

Nominees

The names of the nominees and certain information about them are set forth below:

Name	Age	Principal Occupation
Don M. Bailey	65	President and Chief Executive Officer, Questcor; Director
Mitchell J. Blutt, M.D.	54	Chief Executive Officer, Consonance Capital; Director
Neal C. Bradsher	45	President, Broadwood Capital, Inc.; Director
Stephen C. Farrell	45	Chief Executive Officer, NationsHealth, Inc.; Director
Louis Silverman	52	Chief Executive Officer, Marina Medical Billing Service Inc.; Director
Virgil D. Thompson	71	Chief Executive Officer, Spinnaker Biosciences, Inc.; Director

Don M. Bailey joined our Board of Directors in May 2006. Mr. Bailey was appointed as our interim President in May 2007 and was appointed as our President and Chief Executive Officer in November 2007. Mr. Bailey has been Chairman of the Board of STAAR Surgical Company since April 2005. STAAR Surgical Company is a leader in the development, manufacture, and marketing of minimally invasive ophthalmic products employing proprietary technologies. Broadwood Partners, L.P., a partnership controlled by Neal C. Bradsher, owns approximately 16% of STAAR Surgical. Mr. Bailey was the Chairman of the Board of Comarco, Inc. from 1998 until 2007, and was employed by Comarco, where he served as its Chief Executive Officer from 1991 until 2000. Mr. Bailey holds a B.S. degree in mechanical engineering from the Drexel Institute of Technology, an M.S. degree in operations research from the University of Southern California, and an M.B.A. from Pepperdine University.

We believe that Mr. Bailey’s qualifications to continue to serve on our Board of Directors include his serving as our President since May 2007, and as our President and Chief Executive Officer since November 2007, as well as his over 12 years of experience as a chief executive officer of various corporations, and his over 20 years of experience as a director of various public companies.

Mitchell J. Blutt, M.D., joined our Board of Directors in July 2010. Dr. Blutt is the founder and Chief Executive Officer of Consonance Capital, a New York-based private investment firm that is a shareholder of Questcor. Dr. Blutt is also board-certified in Internal Medicine and a Clinical Assistant Professor of Medicine at Weill Cornell Medical College. Prior to founding Consonance Capital in 2005, Dr. Blutt was Executive Partner at JP Morgan Partners, a multi-billion dollar global investment fund, and was responsible for locating, structuring, negotiating and financing acquisitions, private equity and venture capital transactions, primarily in the healthcare industry. Dr. Blutt earned his B.A. and M.D. degrees from the University of Pennsylvania and his M.B.A. from The Wharton School at the University of Pennsylvania. Dr. Blutt completed his residency in Internal Medicine at The New York Hospital/Cornell Medical Center. Dr. Blutt has served on the boards of directors of over thirty healthcare companies, including Cardinal Health, Fisher Scientific, and Somerset Pharmaceuticals.

We believe that Dr. Blutt’s qualifications to continue to serve on our Board of Directors include his extensive record as a successful investor in public companies, including companies in the healthcare industry, his experience in the medical field, and his extensive experience as a director in pharmaceutical and healthcare companies.

Neal C. Bradsher, CFA, joined our Board of Directors in March 2004. Since 2002, Mr. Bradsher has been President of Broadwood Capital, Inc., a New York-based private investment firm that is a shareholder of Questcor. From 1999 until 2002, he was a Managing Director at Whitehall Asset Management, Inc. Mr. Bradsher currently is a director of BioTime, Inc., whose board of directors he joined in July 2009. BioTime is a biotechnology company focused on regenerative medicine, an emerging field of therapeutic product development based on technologies developed in stem cell research. Mr. Bradsher holds a B.A. degree in economics from Yale College and is a Chartered Financial Analyst.

We believe that Mr. Bradsher’s qualifications to continue to serve on our Board of Directors include his extensive record as a successful investor in public companies, including companies in the healthcare industry, his record as a shareholder activist, his experience in implementing corporate governance initiatives, and his extensive financial analyst background.

Stephen C. Farrell, CPA, joined our Board of Directors in November 2007. Since February 2011, Mr. Farrell has served as Chief Executive Officer of NationsHealth, Inc., a medical equipment and healthcare business process outsourcing company. Mr. Farrell previously served as President of PolyMedica Corporation until PolyMedica was acquired by Medco Health Solutions in a transaction valued at $1.5 billion. During his eight year tenure at PolyMedica, Mr. Farrell served in various positions, including President, Chief Operating Officer, Chief Financial Officer, Chief Compliance Officer, and Treasurer. Mr. Farrell was also Executive Vice President and Chief Financial Officer of Stream Global Services, Inc., a business process outsourcing company with 17,000 employees worldwide. Earlier in his career, Mr. Farrell served as Senior Manager at PricewaterhouseCoopers LLP. Mr. Farrell is a founder of Core Contracting Services, Inc., a start-up environmental remediation and demolition company. Mr. Farrell is currently on the board of directors of Brewster Academy, a college preparatory school. Mr. Farrell holds an A.B. from Harvard University and an M.B.A. from the University of Virginia. Mr. Farrell is also a certified public accountant.

We believe that Mr. Farrell’s qualifications to continue to serve on our Board of Directors include his significant accounting, auditing and financial reporting experience, which allows him to serve as an audit committee financial expert and as Chairman of our Audit Committee, and his prior experience with a public healthcare company during a period of significant growth.

Louis Silverman joined our Board of Directors in November 2009. Mr. Silverman joined Marina Medical Billing Services as its Chief Executive Officer in August 2009. From August 2008 until August 2009, Mr. Silverman served as Chief Executive Officer of LifeComm, a wireless health services initiative founded by Qualcomm Incorporated. From August 2000 until August 2008, Mr. Silverman served as President and Chief Executive Officer of Quality Systems, Inc., a publicly traded, healthcare information technology company. From May 2005 until June 2008, Mr. Silverman also served as a director of Quality Systems. During his tenure as President, Quality Systems grew from $30 million in revenue to $250 million, and the market capitalization of Quality Systems increased from $42 million to $1.2 billion. Among a host of awards, Forbes magazine recognized Quality Systems as one of its 200 Best Small Companies during each of his eight years with that company. Prior to joining Quality Systems, Mr. Silverman served as the Chief Operating Officer of CorVel Corporation, a worker’s compensation managed care services company. CorVel Corporation was named to the Forbes’ 200 Best Small Companies list during each year of Mr. Silverman’s seven year tenure with that company. Mr. Silverman earned a B.A. from Amherst College and an M.B.A. from Harvard Business School.

We believe that Mr. Silverman’s qualifications to continue to serve on our Board of Directors include his over eight years of experience as a President and Chief Executive Officer of a public healthcare information technology company during a period of significant growth and his substantial experience as an officer and director in the healthcare industry.

Virgil D. Thompson joined our Board of Directors in January 1996. Since July 2009, Mr. Thompson has served as Chief Executive Officer and director of Spinnaker Biosciences, Inc., a private ophthalmic drug delivery company. Mr. Thompson served as the President, Chief Executive Officer and as a director of Angstrom Pharmaceuticals, Inc. from November 2002 until July 2007. From September 2000 until August 2002, Mr. Thompson was President, Chief Executive Officer and a director of Chimeric Therapies, Inc. From May 1999 until September 2000, Mr. Thompson was President, Chief Operating Officer and a member of the board of directors of Bio-Technology General Corporation, a pharmaceutical company (now Savient Pharmaceuticals, Inc.). Mr. Thompson is also the Chairman of the Board of Directors of Aradigm Corporation, and is a member of the boards of directors of Savient Pharmaceuticals, Inc. and Soligenix, Inc. Mr. Thompson holds a B.S. degree in pharmacy from the University of Kansas and a J.D. degree from The George Washington University Law School.

We believe that Mr. Thompson’s qualifications to continue to serve on our Board of Directors include his over 40 years of significant senior management and financial oversight experience in the pharmaceutical and biopharmaceutical industries. He provides the Board of Directors with invaluable insight into the functioning of a pharmaceutical company, and his involvement on various committees of boards of directors allows him to bring meaningful perspective to the committees on which he serves.

GOVERNANCE OF QUESTCOR PHARMACEUTICALS

Corporate Governance Principles

We are committed to maintaining high standards of business conduct and corporate governance. We have adopted a Code of Business Conduct and Ethics and a Corporate Compliance Program for our directors, officers and employees. Our Articles of Incorporation, our Amended and Restated Bylaws and the charters of the committees of our Board of Directors provide additional framework for our corporate governance principles. Additionally, we are incorporated in the State of California, the corporation laws of which include several shareholder protection mechanisms, including cumulative voting and the ability of the holders of 10% of our outstanding common stock to call special meetings.

Questcor’s business, property and affairs are managed under the direction of the Board of Directors. The Board of Directors selects the senior management team, which is charged with managing our day-to-day operations. Members of the Board of Directors are kept informed of our business through discussions with the Chief Executive Officer and other senior officers, by reviewing materials requested by them or otherwise provided to them and by participating in meetings of the Board of Directors and its committees. Having selected the senior management team, the Board of Directors acts as an advisor and counselor to senior management, monitors its performance and proposes or makes changes to the senior management team when it deems changes necessary or appropriate.

On an ongoing basis, the Board of Directors continues its efforts to implement shareholder-oriented corporate governance changes at Questcor. In October 2009, in connection with its regular review of best practices in corporate governance, the Board of Directors unanimously voted to amend our shareholder rights plan (referred to as a “poison pill”) to accelerate the final expiration date of the preferred stock purchase rights issued thereunder. The amendment had the effect of terminating the rights plan effective October 26, 2009. In addition, at the same meeting, the Board of Directors approved amendments to our Bylaws to require any Questcor shareholder submitting a proposal or director nomination to provide information regarding hedging positions or other agreements that serve to mitigate or otherwise manage the risk of changes to our stock price, and to update such information within ten days after the record date for our annual meeting. This amendment is intended to ensure that all shareholders are informed of a proponent’s actual financial interest in Questcor. The Board of Directors also adopted an amendment to our Bylaws to allow shareholders to prevent the Board of Directors from reversing amendments to our Bylaws previously approved by the shareholders. In April 2010, we adopted a Bonus Compensation Recoupment Policy, which included standards for seeking the return (claw-back) from our Chief Executive Officer and Chief Financial Officer of all or a portion of incentive compensation awards, whether in the form of cash or equity, upon the occurrence of certain events. We anticipate that we will revise our Bonus Compensation Recoupment Policy at such time as the SEC issues interpretive guidance as to the significant matters that should be included in such policies. Also in April 2010, the Board of Directors adopted a stock ownership guideline for non-employee directors. Pursuant to the guideline, non-employee directors are expected, within three years of the earlier of (i) the adoption of the policy or (ii) the date on which a non-employee director first joins the Board of Directors, to acquire and hold 10,000 shares of our Common Stock, which includes shares beneficially owned by the non-employee director, including shares which would be “deemed” beneficially owned pursuant to Rule 13d-3 of Exchange Act, but not shares underlying stock options or otherwise subject to a right to acquire.

The Nominating and Corporate Governance Committee of the Board of Directors has a goal of considering, evaluating and selectively adopting shareholder-oriented governance initiatives. Each year it considers potential corporate governance initiatives that could be implemented at Questcor, in light of evolving best practices in corporate governance, legislation and regulatory reform in the area of corporate governance. The Nominating and Corporate Governance Committee will continue to consider shareholder-oriented governance initiatives for recommendation to the Board of Directors as it deems appropriate.

Director Independence

The Board of Directors has determined that each of the directors, with the exception of Mr. Bailey, is independent (as defined under the NASDAQ Stock Market, which we refer to as NASDAQ, listing rules) for purposes of serving on the Board of Directors and each committee of which the respective directors are members. In addition to being independent, directors are expected to (i) act in the best interests of all shareholders; (ii) develop and maintain a sound understanding of our business and the industry in which it operates; (iii) prepare for and attend meetings of the Board of Directors and applicable meetings of committees of the Board of Directors; and (iv) provide active, objective and constructive participation at those meetings.

Board Leadership Structure

Our Board of Directors has, as with prior years, chosen to separate the positions of principal executive officer and Chairman of our Board of Directors. Our Board of Directors believes that it is in the best interests of our shareholders to separate the two positions because combining both positions in the same individual may concentrate too much power in the hands of a single executive. Having an independent Chairman of our Board of Directors may help facilitate communications and relations between our Board of Directors and the Company’s officers.

Board of Directors and Committee Meetings

The Board of Directors held 12 meetings during the year ended December 31, 2010. The Board of Directors has an Audit Committee, which held nine meetings during the year ended December 31, 2010, a Nominating and Corporate Governance Committee, which held six meetings during the year ended December 31, 2010, a Compensation Committee, which held nine meetings during the year ended December 31, 2010, and a Corporate Citizenship Committee, which held one meeting during the year ended December 31, 2010. Each of the directors attended at least 75% of the aggregate number of meetings of both the Board of Directors and the committees on which he served, held during the period for which he was a director or committee member, respectively.

We have not adopted a formal policy on members of the Board of Directors attendance at our annual meeting of shareholders, although all members of the Board of Directors are invited to attend. All of the then members of the Board of Directors, other than one member who did not stand for re-election, attended our 2010 annual meeting of shareholders.

The Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee operate under written charters adopted by the Board of Directors. These charters are available on the Company’s website at www.questcor.com.

Committees of the Board of Directors

Audit Committee

We have a separately designated standing Audit Committee of the Board of Directors established in accordance with the requirements of Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is responsible for overseeing our financial controls, including the selection of our independent registered public accounting firm, the scope of the audit procedures, the nature of the services to be performed by and the fees to be paid to our independent registered public accounting firm, and any changes to our accounting standards. The Audit Committee is currently composed of three non-employee directors: Mr. Farrell, who serves as Chairman, Dr. Blutt and Mr. Thompson. The Nominating and Corporate Governance Committee of the Board of Directors has recommended to the Board of Directors that the Audit Committee be composed of Mr. Farrell (as Chairman), Dr. Blutt and Mr. Thompson following the Annual Meeting should each be elected to the Board of Directors by our shareholders. Following the Annual Meeting of Shareholders, the Board of Directors will determine the composition of the Audit Committee.

After reviewing the qualifications of all current Audit Committee members and any relationship they may have that might affect their independence from us or our management, the Board of Directors has determined that (i) all current Audit Committee members are “independent” as that concept is defined under Section 10A of the Exchange Act, (ii) all current Audit Committee members are “independent” as that concept is defined under the NASDAQ listing rules, (iii) all current Audit Committee members have the ability to read and understand financial statements, and (iv) Mr. Farrell qualifies as an “audit committee financial expert.” The determination set forth in (iv) of the foregoing sentence is based on a qualitative assessment of Mr. Farrell’s level of knowledge and experience based on a number of factors, including his formal education and experience.

The Board of Directors will continue to assess the qualifications of the members of its Audit Committee in light of our financial complexity, position and requirements in order to serve the best interests of us and our shareholders.

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material,” to be “filed” with the SEC or be subject to Regulation 14A or Regulation 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed to be incorporated by reference in future filings with the SEC except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Exchange Act.

The Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2010 with management and our independent registered public accounting firm for the year ended December 31, 2010, Odenberg, Ullakko, Muranishi & Co. LLP, which we refer to as OUM. The Audit Committee has discussed with OUM the matters required to be discussed under auditing standards generally accepted in the United States, including those matters set forth in Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T regarding “Communication with Audit Committees.” In addition, the Audit Committee has received the written disclosures and the letter from OUM required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with OUM that firm’s independence from the Company. The Audit Committee has also considered whether OUM’s provision of non-audit services to the Company is compatible with maintaining the independent registered public accounting firm’s independence.

Management is responsible for Questcor’s internal controls and the financial reporting process. Our independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report thereon. As provided in its charter, the Audit Committee’s responsibilities include oversight of these processes.

Based on the Audit Committee’s review and the reports and discussions described above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the SEC.

Respectfully submitted by the members of the Audit Committee of the Board of Directors.

Stephen C. Farrell, Chairman

Mitchell J. Blutt

Virgil D. Thompson

Nominating and Corporate Governance Committee

We have a separately designated standing Nominating and Corporate Governance Committee of the Board of Directors. The Nominating and Corporate Governance Committee is responsible for (i) the identification of qualified candidates to become members of the Board of Directors; (ii) the selection of candidates for recommendation to the Board of Directors as nominees for election as directors at the next annual meeting of shareholders; (iii) the selection of candidates for recommendation to the Board of Directors to fill any vacancies on the Board of Directors; (iv) the selection of a candidate for recommendation to the Board of Directors as the chairperson of the Board of Directors; (v) making recommendations to the Board of Directors regarding the staffing of committees of the Board of Directors and the chairpersons of such committees; and (vi) analyzing and making recommendations to the Board of Directors regarding corporate governance matters applicable to Questcor. The Nominating and Corporate Governance Committee is composed of three non-employee directors: Mr. Bradsher, who serves as Chairman, Dr. Blutt and Mr. Silverman. Each member of the Nominating and Corporate Governance Committee is “independent” as that concept is defined under the NASDAQ listing rules. The Nominating and Corporate Governance Committee has recommended to the Board of Directors that it be composed of Mr. Bradsher (as Chairman), Dr. Blutt and Mr. Silverman following the Annual Meeting should each be elected to the Board of Directors by our shareholders. Following the Annual Meeting of Shareholders, the Board of Directors will determine the composition of the Audit Committee.

The Nominating and Corporate Governance Committee identifies director nominees through a combination of referrals, including from shareholders, existing members of the Board of Directors and management, and direct solicitations, where warranted. The Nominating and Corporate Governance Committee is empowered to engage organizations or companies that may help the Nominating and Corporate Governance Committee identify prospective outside director candidates. Once a candidate has been identified, the Nominating and Corporate Governance Committee reviews the individual’s experience and background, and may discuss the proposed nominee with the source of the recommendation. The Nominating and Corporate Governance Committee ensures that the proposed nominee is interviewed by its committee members before making a final determination whether to recommend the individual as a nominee to the entire Board of Directors either for appointment to the Board of Directors or to stand for election by the shareholders to the Board of Directors.

The Nominating and Corporate Governance Committee will consider candidates for directors proposed by shareholders. Procedures relating to the submission of candidates to be voted upon at the annual meeting of shareholders are set forth in our Amended and Restated Bylaws, which provide that nominations must be received not less than sixty (60) nor more than ninety (90) calendar days prior to the anniversary date of the date on which Questcor first mailed its proxy materials for its immediately preceding annual meeting of shareholders, subject to limited exceptions. The notice of the nomination must set forth (i) the shareholder’s intent to nominate one or more persons for election as a director of Questcor, the name of each such nominee proposed by the shareholder giving the notice, and the reason for making such nomination at the annual meeting; (ii) the name and address of the shareholder proposing such nomination and the beneficial owner, if any, on whose behalf the nomination is proposed; (iii) the class and number of our shares of capital stock that are owned beneficially and of record by the shareholder proposing such nomination and by the beneficial owner, if any, on whose behalf the nomination is proposed; (iv) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock) has been made, the effect or intent of which is to mitigate the loss to or manage risk of stock price changes for, or to increase the voting power of, such shareholder or beneficial owner with respect to any share of stock of the Company (which information shall be supplemented by such shareholder and beneficial owner, if any, not later than ten calendar days after the record date for the meeting to disclose such ownership as of the record date; (v) any material interest of such shareholder proposing such nomination and the beneficial owner, if any, on whose behalf the proposal is made; (vi) a description of all arrangements or understandings between or among any of (A) the shareholder giving the notice, (B) each nominee, and (C) any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder giving the notice; (vii) such other information regarding each nominee proposed by the shareholder giving the notice as would be required to be included in a proxy statement filed in accordance with the proxy rules of the SEC had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (viii) the signed consent of each nominee proposed by the shareholder giving the notice to serve as a director of Questcor if so elected.

Among the factors that the Nominating and Corporate Governance Committee considers when evaluating proposed nominees include (i) their understanding of, and commitment to, the interests of shareholders; (ii) their independence; (iii) their experience and involvement in the successful creation of shareholder value; (iv) their experience in the biopharmaceutical and broader healthcare industry; (v) their knowledge of and experience in business matters, accounting, finance, capital markets and mergers and acquisitions; and (vi) their demonstrated commitment to good corporate citizenship, including efforts related to the advancement of patient care. There are no stated minimum criteria for director nominees, and the Nominating and Corporate Governance Committee may consider other factors including the appropriate size of the Board of Directors and the overall mix of professional experience of the members of the Board of Directors. The Nominating and Corporate Governance Committee may request references and additional information from the candidate prior to reaching a conclusion on the appropriateness of making a recommendation regarding any prospective candidate. The Nominating and Corporate Governance Committee welcomes unsolicited recommendations, but is under no obligation to formally respond to such recommendations.

The Nominating and Corporate Governance Committee believes that differences in background, professional experiences, education, skills and viewpoints enhance the Board of Directors’ performance. Thus, the Nominating and Corporate Governance Committee considers such diversity in selecting, evaluating and recommending proposed nominees. However, neither the Nominating and Corporate Governance Committee nor the Board of Directors has implemented a formal policy with respect to the consideration of diversity for the composition of the Board of Directors.

Compensation Committee

We have a separately designated standing Compensation Committee of the Board of Directors. The Compensation Committee is responsible for (i) recommending the type and level of compensation for our officers; (ii) managing our equity incentive plans; (iii) approving grants under our equity incentive plans to our non-executive officers and employees; and (iv) reviewing the Compensation Discussion and Analysis required by the SEC rules, and recommending to the Board of Directors whether the Compensation Discussion and Analysis should be included in our annual proxy statement or other applicable filings. The Compensation Committee is currently composed of three non-employee directors: Mr. Silverman, who serves as Chairman of the committee, Mr. Farrell, and Mr. Thompson. Each member of the Compensation Committee is “independent” as that concept is defined under the NASDAQ listing rules. The Nominating and Corporate Governance Committee has recommended that the Compensation Committee be composed of Mr. Silverman (as Chairman), Mr. Farrell, and Mr. Thompson following the Annual Meeting, should each be elected to the Board of Directors by our shareholders. Following the Annual Meeting of Shareholders, the Board of Directors will determine the composition of the Audit Committee.

Compensation of Directors

The table below summarizes the compensation paid by us to our directors for the fiscal year ended December 31, 2010.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Don M. Bailey(2)	$—	$—	$—	$—	$—	$—	$—
Mitchell J. Blutt(3)	$14,375	$0	$153,210	$0	$0	$0	$167,585
Neal C. Bradsher	$64,783	$0	$80,220	$0	$0	$0	$145,003
Stephen C. Farrell	$75,462	$0	$80,220	$0	$0	$0	$155,682
Gregg A. Lapointe(4)	$28,612	$0	$61,708	$0	$0	$0	$90,320
Louis Silverman	$38,751	$0	$103,927	$0	$0	$0	$142,678
Virgil D. Thompson	$85,162	$0	$80,220	$0	$0	$0	$165,382

(1)	Amounts represent the aggregate grant date fair value of stock options granted in 2010 calculated in accordance with ASC Topic 718 — Stock Compensation, which we refer to as ASC Topic 718, as discussed in Note 5, “Preferred Stock and Shareholders’ Equity” to the financial statements included in the Company’s Form 10-K for the year ended December 31, 2010 under “Equity Incentive Plans and Share-based Compensation Expense.” At fiscal year end the aggregate number of option awards outstanding for each director was as follows: Mitchell J. Blutt 30,000; Neal C. Bradsher 242,500; Stephen C. Farrell 131,250; Louis Silverman 53,750; and Virgil D. Thompson 250,000.

(2)	Mr. Bailey is not compensated for services rendered as a director of the Company.

(3)	Dr. Blutt joined the Board of Directors in July 2010.

(4)	Mr. Lapointe did not stand for re-election at our 2010 Annual Meeting of Shareholders.

Narrative to Director Compensation Table

We compensate our non-employee directors for their service on our Board of Directors with an initial grant of an option to purchase 25,000 shares of our common stock and annual grants thereafter for 15,000 shares per year. Such option grants have an exercise price equal to 100% of the fair market value of our common stock on the date of the grant and vest in 48 equal monthly installments commencing on the date of the grant, provided the non-employee director serves continuously on the Board of Directors during such time. The term of the options is ten years. For service on a committee of the Board of Directors in 2010, non-employee members of committees were granted an option to purchase 10,000 shares of our common stock and chairmen of committees were granted an additional option to purchase 7,500 shares of our common stock. Such option grants apply only to the first committee a non-employee director joins. These options have an exercise price equal to 100% of the fair market value of our common stock on the date of the grant and became fully vested at the date of the grant. All such stock option grants are automatically granted under the 2004 Non-Employee Directors’ Equity Incentive Plan, which was approved by our shareholders in 2004. In March 2011, our Board of Directors terminated our 2004 Non-Employee Directors’ Equity Incentive Plan. As a result, we will use our 2006 Equity Incentive Award Plan to grant equity awards to our non-employee directors in the future.

In 2010, the Chairman of the Board of Directors was also granted an option to purchase 7,500 shares, at an exercise price equal to 100% of the fair market value of our common stock. This option was viewed by the Board of Directors as similar to the option granted to chairmen of committees and, accordingly, was fully vested at the time of grant. This grant was made under our 2006 Equity Incentive Award Plan.

The annual retainer for the Chairman of the Board of Directors is set at $57,500 and the annual retainer for each other non-employee member of the Board of Directors is set at $40,000. The additional annual retainer for Chairman of the Audit Committee is set at $17,500 and the additional annual retainer for the Chairman of the Compensation Committee and the Chairman of the Nominating and Corporate Governance Committee is set at $12,500. Additionally, other members of the Audit Committee were provided an additional retainer of $10,000 and other members of the Compensation Committee and the Nominating and Corporate Governance Committee were provided an additional retainer of $7,500. Lastly, it is our policy to allow directors to receive up to $40,000 in the fees described above in the form of equity awards.

Mr. Farrell and Mr. Bradsher are members of our Corporate Citizenship Committee and each received a $20,000 annual retainer fee through February 26, 2010 in connection with their services on that committee. On February 26, 2010, after a regular review of the work load of this committee, the Board of Directors unanimously approved suspending the annual retainer payment paid in connection with service on the Corporate Citizenship Committee, and replaced it with a per meeting fee, based upon the previous annual retainer, paid to each member of that committee.

Director Stock Ownership Guideline

In April 2010, the Board of Directors adopted a stock ownership guideline for non-employee directors. Pursuant to the guideline, non-employee directors are expected, within three years of the earlier of (i) the adoption of the policy or (ii) the date on which a non-employee director first joins the Board of Directors, to acquire and hold 10,000 shares of our common stock, which includes shares beneficially owned by the non-employee director, including shares which would be “deemed” beneficially owned pursuant to Rule 13d-3 of the Exchange Act, but not shares underlying stock options or otherwise subject to a right to acquire.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Questcor Management

Biographical information for our executive officers who are not directors is set forth in our Annual Report on Form 10-K. There are no family relationships between any director or executive officer and any other director or executive officer. For a description of our Related Party Transaction Policy, please refer to the section entitled “Certain Relationships and Related Transactions” within this proxy statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our voting capital stock as of March 29, 2011 by: (i) each shareholder who is known by us to own beneficially more than 5% of our common stock; (ii) each of our named executive officers; (iii) each of our directors; and (iv) all of our directors and executive officers as a group:

	Shares Beneficially Owned(1)
Name of Beneficial Owner	Number	Percentage
FMR LLC and its affiliates(2)	6,425,467	10.42%
82 Devonshire Street Boston, MA
BlackRock, Inc.(3)	6,404,659	10.39%
40 East 52nd Street New York, NY
Broadwood Partners, L.P. and its affiliates(4)	3,578,660	5.80%
724 Fifth Avenue, 9th Floor, New York, NY
Neal C. Bradsher(5)	3,821,160	6.17%
Mitchell J. Blutt, M.D.(6)	921,410	1.49%
Stephen C. Farrell(7)	158,125	*
Louis Silverman(8)	42,604	*
Virgil D. Thompson(9)	297,500	*
Don M. Bailey(10)	1,105,792	1.77%
Stephen L. Cartt(11)	692,030	1.11%
David J. Medeiros(12)	1,291,125	2.07%
Michael H. Mulroy	0	*
David Young, Pharm.D., Ph.D.(13)	237,316	*
All executive officers & directors as a group (11 persons)(14)	8,567,062	12.20%

*	Less than 1%.

(1)	Calculated in accordance with Rule 13d-3 promulgated under the Exchange Act and based on an aggregate of 61,654,574 votes of the Company’s capital stock outstanding as of March 29, 2011, which consists of shares of common stock.

(2)	Beneficial ownership includes shares of common stock beneficially owned by FMR LLC and Fidelity Management & Research Company as reported by FMR LLC on Amendment No. 1 to Schedule 13G filed on February 10, 2011.

(3)	Beneficial ownership includes shares of common stock beneficially owned by BlackRock, Inc., BlackRock Institutional Trust Company, N.A., BlackRock Fund Advisors, BlackRock Investment Management, LLC, and BlackRock International Ltd., which we refer to collectively as BlackRock, as reported by BlackRock on Amendment No. 2 to Schedule 13G filed on March 11, 2011.

(4)	Broadwood Capital, Inc., as the general partner of Broadwood Partners, L.P., may be deemed to have dispositive power over the shares owned by Broadwood Partners, L.P.

(5)	Includes 3,578,660 shares of common stock held by Broadwood Partners, L.P., and options to purchase 242,500 shares of common stock held by Mr. Bradsher, which are exercisable within 60 days of March 29, 2011. Broadwood Partners, L.P. is a private investment partnership managed by Broadwood Capital, Inc. As President of Broadwood Capital, Inc., Mr. Bradsher may be deemed to have dispositive power over the shares owned by Broadwood Partners, L.P.

(6)	Includes options to purchase 21,458 shares of common stock exercisable within 60 days of March 29, 2011. Also includes 899,952 shares of common stock owned by Consonance Capital Master Account, L.P. and may be deemed beneficially owned by Consonance Capital Advisors, L.P., of which Dr. Blutt is the managing member. As the managing member of Consonance Capital Advisors, L.P., Dr. Blutt may be deemed to have dispositive power over the shares owned by Consonance Capital Master Account, L.P.

(7)	Includes options to purchase 128,125 shares of common stock exercisable within 60 days of March 29, 2011.

(8)	Includes options to purchase 42,604 shares of common stock exercisable within 60 days of March 29, 2011.

(9)	Includes options to purchase 242,500 shares of common stock exercisable within 60 days of March 29, 2011.

(10)	Includes options to purchase 956,670 shares of common stock exercisable within 60 days of March 29, 2011.

(11)	Includes options to purchase 613,832 shares of common stock exercisable within 60 days of March 29, 2011.

(12)	Includes options to purchase 788,020 shares of common stock exercisable within 60 days of March 29, 2011.

(13)	Includes options to purchase 220,416 shares of common stock exercisable within 60 days of March 29, 2011.

(14)	All executive officers and directors as a group (11 persons). See footnotes (5) through (13).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge and based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 2010, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, other than one late Form 4 relating to an automatic option grant under the Company’s 2004 Non-Employee Directors’ Equity Incentive Plan, filed by Mr. Silverman on July 16, 2010.

CODE OF BUSINESS CONDUCT AND ETHICS

In 2003, the Company established a Code of Business Conduct and Ethics to help its officers, directors and employees comply with the law and maintain the highest standards of ethical conduct. The Code of Business Conduct and Ethics contains general guidelines for conducting the business of the Company, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder. All of the Company’s officers, directors and employees must carry out their duties in accordance with the policies set forth in the Code of Business Conduct and Ethics and with applicable laws and regulations. A copy of the Code of Business Conduct and Ethics can be accessed on the internet via the Company’s website at www.questcor.com. The Company intends to post any amendments to, and waivers from, the Code of Business Conduct and Ethics to the Company’s website at www.questcor.com within five days following the date of such amendment or waiver.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

2010 was an excellent year for Questcor and its shareholders. We continued to strengthen our ability to provide Acthar to appropriate patients. From a financial perspective, we increased our net sales by over 30%, from $88.3 million in 2009 to $115.1 million in 2010, and generated approximately $37.0 million in cash flow from operations. Our stock price reflected our strong financial performance, increasing over 200% during the year. We were also able to continue to make important investments in our business, including investments in our supplemental New Drug Application, or sNDA, to add infantile spasm to the label of approved indications for Acthar, and our sNDA was approved by the U.S. Food and Drug Administration, or FDA, on October 15, 2010.

Philosophy and Overview of Compensation

Questcor’s compensation philosophy is designed to focus and incentivize management to pursue financial and operational performance which will increase shareholder value. Our compensation programs are designed to align the financial interests of our employees with those of our shareholders and attempt to balance long-term and near-term objectives. Our compensation programs are designed to integrate recruitment and retention goals and relevant industry compensation levels.

On an ongoing basis, the Board of Directors reviews and considers the competitive landscape for talent within the biopharmaceutical and healthcare industry and assesses the specific senior management skills and needs of the Company in our endeavor to increase shareholder value.

The compensation package for all employees includes a number of standard components including base salary, bonus pay and equity incentive compensation. We examine these three components separately and in combination in addressing the objectives set forth above:

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Base Salary: Base salary is initially determined at the time an employee is hired by the Company and is evaluated and potentially adjusted annually based on a review of the performance of Questcor and the performance of the employee during the prior year as well as the importance of the employee’s skill set, their expected future contributions, and their ability to advance within the Company. We compare each employee’s salary to those of comparable employees within the biopharmaceutical and healthcare industry by using third party survey data and, for certain employees, to those of similarly positioned employees at comparable companies using other readily available compensation information. We set base salary at levels intended to attract, retain and motivate our employees.

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Bonus Pay: All of our employees, other than our sales representatives who receive commissions, are potentially eligible to receive annual cash bonuses based on an allocation of our bonus pool. The size of the bonus pool is determined based on the Company’s annual operating income. Annual cash bonuses are discretionary. For our executive officers, we compare the target and awarded bonus levels to the same benchmark data used for base salaries.

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Base Salary and Bonus Pay Combined: The sum of base salary and bonus pay is total cash compensation. We review total cash compensation for our executive officers for reasonableness and against benchmark survey data.

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Equity Incentive Compensation: Long-term incentive awards, such as stock option grants or restricted stock awards, are discretionary and are provided to further align individual and Questcor’s performance objectives with the long-term interests of shareholders. We consider the associated compensation expense as well as the impact on total diluted shares outstanding when determining equity-based grants. We compare the levels of awarded equity incentive compensation for our executive officers using the same reasonableness standards and benchmark data used for base salaries.

•	Finally, we compute the total compensation expense for each employee and consider its appropriateness in meeting the objectives set out above.

We also recognize that the competitive landscape within the biopharmaceutical industry, and the Company’s position within that landscape, is constantly evolving. As such, we continue to monitor our compensation philosophy, objectives, and outcomes with the goal of best positioning the Company to continue to achieve its main objective of increasing shareholder value.

Compensation and Risk Management

The Company’s Compensation Committee and Board of Directors have reviewed the Company’s executive and employee compensation practices to analyze whether or not they create improper incentives that would result in a material risk to the Company. Based on this review and analysis, the Compensation Committee and the Board of Directors has determined that none of the Company’s compensation practices for its executive officers or employees is reasonably likely to have a material adverse effect on the Company.

Process for Determining Executive Officer Compensation at Questcor

The Compensation Committee makes recommendations to the Board of Directors relating to compensation for the Company’s executive officers. In formulating recommendations made to the Board of Directors, the Compensation Committee reviews a variety of sources.

The Chief Executive Officer aids the Compensation Committee by providing annual performance summaries and compensation recommendations regarding the Company’s executive officers, other than himself. The performance of the Chief Executive Officer is reviewed annually by the Compensation Committee and the Board of Directors.

As in prior years, each of the Compensation Committee members and the Company’s management consulted independent compensation survey data to assist in determining market pay practices for the Company’s executive officers. The survey data include but are not limited to the Radford Global Life Science Survey and the Top 5’s Executive Pay in the Biopharmaceutical Industry Report. The Compensation Committee and the Company’s management use this survey data to assist in the analysis of market pay practices relevant to the Company’s executive officers. The survey data are reviewed to compare the Company’s compensation levels to market compensation levels, taking into consideration company size and industry sector, as well as the individual executive officer’s level of responsibility. The Company did not engage the services of an outside compensation consultant. The Compensation Committee and the Board of Directors also reviewed the compensation practices of a peer group of 17 specialty pharmaceutical companies. The survey data and the peer group company data are complementary to one another. In selecting the peer group, the Compensation Committee selected biopharmaceutical companies with revenues between $50 million and $500 million, and market capitalizations between $200 million and $3.0 billion. The Compensation Committee believes it is important to re-evaluate the Company’s peer group on an annual basis due to changes in the Company’s level of net sales and market capitalization, as well as changes with respect to individual companies in the prior year’s peer group. The peer group companies examined for the 2010 proxy statement are:

•	Acorda Therapeutics, Inc.
•	Alkermes, Inc.
•	Alnylam Pharmaceuticals, Inc.
•	Amylin Pharmaceuticals, Inc.
•	Auxilium Pharmaceuticals, Inc.
•	Biomarin Pharmaceutical Inc.
•	Emergent BioSolutions, Inc.
•	Enzon Pharmaceuticals, Inc.
•	Exelixis, Inc.
•	Impax Laboratories, Inc.
•	Inspire Pharmaceuticals, Inc.
•	Jazz Pharmaceuticals, Inc.
•	Nektar Therapeutics
•	Onyx Pharmaceuticals, Inc.
•	Salix Pharmaceuticals, Ltd.
•	ViroPharma Incorporated
•	VIVUS, Inc.

The Compensation Committee uses the data contained in both surveys and the peer group as an additional reference point to base, justify and provide a framework to ensure that the compensation that the Compensation Committee has determined to be paid to the

Company’s executive officers is appropriate considering all of the various data elements reviewed, including determining the appropriate level and mix of incentive compensation. In 2010, the Company utilized a bonus policy driven by 2010 operating income, together with non-cash incentive compensation, to incentivize management to consider both long-term operational performance and near-term financial performance in their decision-making processes regarding strategic priorities and allocation of resources.

Total Compensation

The compensation package offered to each executive officer is comprised of four elements, which are described in more detail below:

•	base salary;

•	annual performance-based cash bonus awards;

•	long-term stock-based incentive awards; and

•	employee benefits.

Base Salary

Executive officer base salaries are initially set at the time of hire. Base salaries are reviewed annually and adjusted as appropriate in light of the individual executive officer’s responsibilities, level of performance and in comparison to how the executive officer’s salary compares with the salaries of our other executive officers. We also review comparable company salary data and believe that the base salaries Questcor provides to its executive officers are reasonable relative to the base salaries offered by similarly situated companies, including peer companies. Base salaries impact target bonus amounts which are based on a percentage of base salary, though actual bonus awards are subject to multiple factors.

Annual Performance-Based Cash Bonus Awards

It is the Compensation Committee’s objective to have a substantial portion of each executive officer’s compensation contingent upon our performance as well as upon his or her own level of performance and contribution to our performance. Our non-commissioned employees, including our executive officers, are eligible to receive bonus compensation upon our achievement of certain levels of operating income. As in previous years, Questcor’s incentive programs are designed to align pay with performance.

Our executive officers participate in a Company-wide annual bonus pool. The size of the bonus pool is based on the level of operating income that Questcor achieves, subject to possible adjustments which the Compensation Committee determines are extraordinary in nature. For 2010, the bonus pool was determined based on the following formula:

•	if operating income is less than $35 million, the bonus pool is equal to zero;

•	if operating income is at least $35 million, but less than $40 million, the bonus pool is equal to 2% of all operating income;

•	if operating income is at least $40 million, but less than $55 million, the bonus pool is equal to 4% of all operating income; and

•	if operating income is $55 million or more, the bonus pool is equal to (i) 4% of all operating income plus (ii) 6% of the portion of operating income that exceeds $55 million.

In determining its recommendation with respect to an executive officer’s performance compensation, the Compensation Committee first considers the size and potential allocation of the objectively determined Company-wide annual bonus pool and then evaluates each executive officer’s individual performance using a variety of subjective factors. The Company’s Chief Executive Officer presents his recommendations to the Compensation Committee, which may incorporate the input into its recommendations for individual executive officer performance compensation. The Compensation Committee reviews all recommendations, applies its judgment, and may make adjustments to the recommendations of the Chief Executive Officer. The Board of Directors reviews the

Compensation Committee’s recommendations, considers further adjustments, and ultimately is responsible for approving final award amounts. Throughout this process, the Chief Executive Officer, the Compensation Committee and the Board of Directors also consider other factors relating to the Company’s performance during the year and each executive officer’s contribution to that performance.

In February 2011, the Compensation Committee and Board of Directors reviewed the Chief Executive Officer’s recommendations and subsequently determined each executive officer’s performance compensation. Among the Company performance-related factors that impacted the deliberations of the Chief Executive Officer, the Compensation Committee and the Board of Directors were the following:

•	the approval by the FDA of the Company’s sNDA to add the treatment of infantile spasm to the label of approved indications for Acthar and an updated FDA-approved label with 19 indications;

•	the completed build-out of the Company’s multiple sclerosis sales team and the development of the Company’s approach to that market;

•	the Company’s preparation for entry into the nephrotic syndrome market, including the professional relationship built with the key opinion leaders and the resulting initial prescriptions; and

•	the continued build-out of the management team through new hires.

As a result, the Compensation Committee and Board of Directors exercised discretion in recommending and determining final performance compensation for the members of the executive team. The Compensation Committee has the power to recommend and the Board of Directors has the ability to approve bonuses substantially in excess of or substantially less than the previously established target bonuses.

Target incentive amounts are developed for each executive officer and are expressed as a percent of the executive officer’s base salary. The percentage is correlated to the importance and difficulty of that executive officer’s role in the Company achieving operating income, and is part of the analysis to determine that executive officer’s share of the Company-wide annual bonus pool. In exceptional cases, special equity incentive programs may be developed for an executive officer in lieu of all or a portion of his normal cash incentive program. Executives hired during the first nine months of a calendar year are eligible for bonus awards. To calculate the target bonus award for such new hires, the target bonus percentage established for that executive officer would be multiplied by the salary earned for that partial calendar year.

Generally, to qualify for an award payment, the employee must be employed continuously through the date on which the award is paid. For executives, incentive awards approved by the Board of Directors will be paid only after the Audit Committee determines that the results for the year are finalized.

The degree to which an executive officer has performed as well as consideration of extraordinary achievements will guide, but not dictate, the Chief Executive Officer’s recommendation to the Compensation Committee, the Compensation Committee’s recommendation to the Board of Directors and the Board of Directors’ decision. The Compensation Committee and the Board of Directors may elect to waive any conditions, accept, reject, increase, reduce or delay the Chief Executive Officer’s recommendation at its sole discretion.

The award determination of the Board of Directors, if any, is final.

For 2010, the Board of Directors, based on the recommendation of the Compensation Committee, determined the non-equity incentive and bonus amounts awarded to our named executive officers (other than Mr. Bailey) as follows:

Name	Title	2010 Cash Bonus
Stephen L. Cartt	Executive Vice President and Chief Business Officer	$264,114
Kristine Engelke	Principal Accounting Officer and Corporate Controller	$38,253	(1)
David J. Medeiros	Senior Vice President, Pharmaceutical Operations	$183,936
Michael H. Mulroy	Senior Vice President, Chief Financial Officer and General Counsel	$—	(2)
David Young, Pharm.D., Ph.D.	Chief Scientific Officer	$326,610
Gary Sawka	Senior Vice President, Finance and Chief Financial Officer	$70,000	(3)

(1)	Ms. Engelke commenced employment with the Company in August 2010 and from such date through December 31, 2010 performed the functions generally associated with the Company’s principal financial officer.

(2)	Mr. Mulroy commenced employment with the Company on January 10, 2011.

(3)	The 2010 Cash Bonus for Mr. Sawka represents payments made in connection with Mr. Sawka’s transition from the Company on October 1, 2010.

The awarding of the executive officers’ bonus awards were contingent on the satisfactory completion of the audit of the Company’s financial statements for the year ended December 31, 2010 by the Company’s independent registered public accounting firm. While the bonus awards were paid in February 2011, they were expensed in 2010 as they related to 2010 performance and are included in 2010 compensation in the Summary Compensation Table elsewhere in this proxy statement.

In February 2011, at a regularly scheduled meeting, our Board of Directors set our executive officers’ (other than Mr. Bailey’s) 2011 incentive bonus target percentages at the same level as they were set in 2010.

Recoupment Policy

In April 2010, the Company adopted a Bonus Compensation Recoupment Policy. The Bonus Compensation Recoupment Policy includes standards for seeking the return (claw-back) from the Company’s Chief Executive Officer and Chief Financial Officer of all or a portion of incentive compensation awards, whether in the form of cash or equity, upon the occurrence of certain events. We adopted our Bonus Compensation Recoupment Policy prior to the enactment of federal legislation mandating the SEC to implement regulations requiring publicly-traded companies to have claw-back policies. We anticipate that we will revise our Bonus Compensation Recoupment Policy at such time as the SEC completes its rulemaking process with respect to such policies.

Long-Term Stock Based Incentive Awards

The Company believes that long-term stock based compensation helps drive long-term Company performance by aligning the interests of our executive officers with those of our shareholders. Long-term incentive compensation also facilitates retention of executive officers and other employees through long-term vesting and wealth accumulation. Our long-term incentive compensation program is broad-based, with all of our 152 full-time employees as of January 31, 2011 participating in the program.

We generally use stock options for long-term incentive compensation, as we believe stock options align the interests of executive officers with the interests of shareholders as the value of these stock options increases if and as the stock price increases. Stock options are granted with exercise prices equal to the fair market value of our common stock and we do not re-price stock options. We also use performance-based restricted stock grants and performance-based stock option grants in specific circumstances, generally with performance vesting criteria tied to a specific project or financial accomplishment. Our Compensation Committee continues to examine our equity compensation practices and we may continue to utilize performance-based grants in the future to supplement time-based stock option awards.

The Compensation Committee and the Board of Directors also take into account the price of the Company’s stock and the overall value of the grant when approving awards. We also consider the accounting impact of granting equity compensation, including the requirement to expense grant date fair value of options and restricted stock grants under ASC Topic 718.

Each year, the Compensation Committee and the Board of Directors consider guidelines relating to the maximum number of stock options and restricted shares available for granting to all employees during that year. This amount, which is not binding on the Compensation Committee or the Board of Directors, varies from year to year, based on specific hiring and retention needs as well as competitive factors, but is generally equal to approximately 2-3% of our outstanding shares. Most of our grants vest over a four year period from the date of grant and unvested options are returned to the available pool of options if an employee leaves the Company.

In February 2010, at a regularly scheduled meeting, the Company’s Board of Directors approved stock option grants to each of the executive officers under the 2006 Equity Incentive Award Plan. These stock options have an exercise price of $5.12 per share, the closing price of the Company’s common stock on the grant date. Each grant allows the executive officer to acquire shares of the Company’s common stock at the $5.12 exercise price over a specified period of time, up to 10 years. As such, the option will provide a return to the executive officer only if the market price of the shares appreciates over the period that the option is vesting or is held. All of these stock options are subject to time-based vesting.

The grants to our named executive officers are reflected in the compensation tables included elsewhere in this proxy statement, and are also summarized below. The table below does not include Mr. Bailey, whose compensation is discussed under “CEO Compensation” below.

Named Executive Officer	Stock Options
Stephen L. Cartt	130,000
Kristine Engelke	16,000	(1)
David J. Medeiros	85,000
Michael H. Mulroy	—	(2)
David Young	—	(3)
Gary Sawka	70,000	(4)

(1)	Ms. Engelke commenced employment with the Company in August 2010 and from such date through December 31, 2010 performed the functions generally associated with the Company’s principal financial officer.

(2)	Mr. Mulroy commenced employment with the Company on January 10, 2011.

(3)	Dr. Young did not receive a stock option grant in February 2010 because he received a grant when he started his employment with the Company on October 30, 2009.

(4)	Mr. Sawka transitioned from the Company on October 1, 2010.

Employee Benefits

In order to attract and retain employees, the Company provides its executive officers and other employees the following benefits.

Medical Insurance. The Company provides to each executive officer, the executive officer’s spouse and children such health, dental and vision insurance coverage as the Company may from time to time make available to its other executive officers of the same level of employment. The Company pays 100% of the employee premium and 90% of the dependent premium for this insurance for all of its employees. The Company pays 100% of the premiums for this insurance for its executive and non-executive officers. In addition, for all executive and non-executive officers, the Company provides a benefit that offers reimbursement for many out-of-pocket medical expenses including, for example, deductibles and prescription co-pays.

Life and Disability Insurance. The Company provides all of its employees, including its executive officers, with disability and life insurance. Employees at the director level and above receive a disability and life insurance benefit equal to two times base salary, up to $600,000.

Defined Contribution Plan. The Company offers a Section 401(k) Savings/Retirement Plan, which we refer to as the 401(k) Plan, a tax-qualified retirement plan, to its eligible employees. The 401(k) Plan permits eligible employees to defer up to 60% of their annual eligible compensation, subject to certain limitations imposed by the Internal Revenue Code of 1986, as amended, which we refer to as the Code. The employees’ elective deferrals are immediately vested and non-forfeitable in the 401(k) Plan. The plan allows for discretionary contributions by the Company. The Company did not match employee contributions for the year ended December 31, 2010.

Stock Purchase Plan. The Company’s Amended and Restated 2003 Employee Stock Purchase Plan, which qualifies under Section 423 of the Internal Revenue Code, permits participants to purchase Company stock on favorable terms. During 2010, participants in our Amended and Restated 2003 Employee Stock Purchase Plan could purchase shares at a price equal to 85% of the stock price on the applicable three month purchase date. To pay for the shares, each participant may authorize periodic payroll deductions between 1% and 15% of his or her base cash compensation, subject to certain limitations imposed by the Code. Our Amended and Restated 2003 Employee Stock Purchase Plan is available to all of our employees, including our executive officers.

Chief Executive Officer Compensation

In January 2010, at a regularly scheduled meeting, our Board of Directors set Mr. Bailey’s base salary for 2010 at $562,380, and approved a stock option grant to Mr. Bailey under the 2006 Equity Incentive Award Plan. This stock option grant has an exercise price of $5.12 per share, the closing price of the Company’s common stock on the grant date. The grant allows Mr. Bailey to acquire up to 280,000 shares of the Company’s common stock at the $5.12 exercise price over a specified period of time, up to 10 years. This stock option is subject to time-based vesting. In February 2010, at a regularly scheduled meeting, the Company’s Board of Directors continued Mr. Bailey’s 2010 bonus target at 65% of his annual base salary, which was part of the analysis to determine his share of the Company-wide annual bonus pool. The Compensation Committee based its recommendation on Mr. Bailey’s performance as well as a review of the Company’s peer group and other available compensation survey data.

The Company and Mr. Bailey entered into an employment agreement on June 2, 2008. The terms of that employment agreement provide Mr. Bailey with certain severance and change-of-control provisions should the Company terminate Mr. Bailey’s employment without cause or Mr. Bailey terminates his employment for good reason. Also under the terms of that agreement, Mr. Bailey would receive additional severance compensation and have the vesting of his stock options fully accelerated if his employment is terminated without cause or by Mr. Bailey for good reason in connection with a change in control of the Company. The Company and Mr. Bailey amended certain provisions of Mr. Bailey’s agreement in December 2008 to ensure that the terms of the agreement are compliant with Section 409A of the Code.

In February 2011, the Board of Directors assessed the recommendation of the Compensation Committee with respect to the non-equity incentive compensation amount awarded to Mr. Bailey for 2010. The assessment takes into account a number of positive factors that favorably impacted the Company’s corporate performance. The Board of Directors exercised discretion in determining final performance compensation for our Chief Executive Officer, pursuant to its ability to approve bonuses substantially in excess of or substantially less than the previously established target bonuses. Based on the Company’s performance in 2010 and Mr. Bailey’s contribution to that performance, and following its review of peer group surveys, the Board of Directors awarded Mr. Bailey a non-equity incentive compensation amount of $487,710, which represented 86.7% of Mr. Bailey’s annual base salary for 2010.

Severance Arrangements

Each of the Company’s executive officers is party to an agreement that would provide certain benefits in the event of certain termination events. Each agreement provides that, in the event that the executive officer’s employment is terminated by the Company other than for cause or as a result of the executive officer’s disability, or the executive officer resigns his employment upon 30 days’ prior written notice to the Company following the material decrease in the officer’s responsibilities, or the material breach by the Company of the employment agreement, and such decrease or breach is not cured within 30 days of the Company’s notification of such breach, he will be entitled to receive severance compensation totaling six months of base salary, if such termination occurs during his first three years of employment, or twelve months of base salary, if such termination occurs following his first three years of employment. Mr. Bailey’s severance compensation under the terms of his agreement provides him with twelve months of base salary.

The term “cause” is generally defined among the Company’s executive officers as the following:

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the executive officer’s material neglect of assigned duties with the Company or the executive officer’s failure or refusal to perform assigned duties with the Company, which continues uncured for 30 days following receipt of written notice of such deficiency from the Board of Directors, specifying the scope and nature of the deficiency;

•	the executive officer’s commission of a felony or fraud; or the executive officer’s misappropriation of property belonging to the Company or its affiliates;

•	the executive officer’s commission of a misdemeanor or act of dishonesty, which causes material harm to the Company;

•	the executive officer’s engaging in any act of moral turpitude which causes material harm to the Company;

•	the executive officer’s breach of the terms of the severance agreement or any trading compliance program or any confidentiality, proprietary information or nondisclosure agreement with the Company; or

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the executive officer’s working for another company, partnership or other entity, whether as an employee, consultant or director, while an employee of the Company without the prior written consent of the Board of Directors.

Each of the severance agreements are intended to be competitive within the Company’s industry and company size, and thus allow the Company to attract and retain highly qualified individuals. The Company and each of the Company’s executive officers amended certain provisions of each officer’s severance agreement in December 2008 to ensure that the terms of the agreement are compliant with Section 409A of the Code.

Change of Control Arrangements

Each of the Company’s executive officers is party to an agreement that provides certain benefits upon a change in control of the Company. Each agreement provides that in the event of a change in control, 100% of such employee’s stock options under any plan of the Company that are then unvested and outstanding shall become vested and exercisable immediately prior to a change in control of the Company. Also, in the event of a change in control, and the executive officer’s employment with the Company is terminated involuntarily other than for cause, the Company shall pay the executive the sum of such executive officer’s annual salary and target bonus for the year in which such termination occurs. The term “cause” is consistent with the definition used in the severance agreements discussed above. The Company believes it is necessary to provide these change of control benefits to attract and retain qualified officers. The Company also believes that these types of arrangements provide executive officers with a level of security in the event of a potential or actual change of control transaction allowing them to focus on their duties during such events. The Company and each of the Company’s executive officers amended certain provisions of each officer’s change of control agreement in December 2008 to ensure that the terms of the agreement are compliant with Section 409A of the Code.

Policies with Respect to Equity Compensation Awards

The Company grants all equity incentive awards based on the fair market value as of the date of grant. The exercise price for incentive stock options is determined by referencing the closing price per share on the Company’s trading exchange on the trading date immediately preceding the grant date. For non-qualified stock options, the Company’s historic practice has been to use the closing price on the date of grant.

Option awards under the compensation programs discussed above are generally made at regularly scheduled Board of Directors meetings. The Company may also make grants of equity incentive awards at the discretion of the Board of Directors in connection with the hiring of new executive officers.

Policies Regarding Tax Deductibility of Compensation

Section 162(m) of the Code prevents us from taking a tax deduction for non-performance-based compensation in excess of $1 million in any fiscal year paid to the chief executive officer and the three other most highly compensated named executive officers (excluding the chief financial officer). The Compensation Committee attempts to avoid exceeding the limitations set by Section 162(m), but in order to attract and retain talented executive officers, the Compensation Committee may exceed such limits.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was at any time during the 2010 fiscal year an officer or employee of Questcor. During 2010, no executive officer of Questcor served on the board of directors or compensation committee of any entity which has one or more executive officers serving as members of Questcor’s Board of Directors or Compensation Committee.

Compensation Committee Report

The information contained in this report shall not be deemed to be “soliciting material,” to be “filed” with the SEC, or to be subject to Regulation 14A or Regulation 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed to be incorporated by reference in future filings with the SEC except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Exchange Act.

The Compensation Committee reviewed this Compensation Discussion and Analysis and discussed its contents with Company management. Based on the review and discussions, the Committee has recommended that this Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in Questcor’s Annual Report on Form 10-K for the year ended December 31, 2010.

Respectfully submitted by the members of the Compensation Committee of the Board of Directors.

Lou Silverman, Chairman

Stephen Farrell

Virgil D. Thompson

Summary Compensation Table

The total compensation paid to or earned by the Company’s Chief Executive Officer, Chief Financial Officer, and each of the other named executive officers other than the Chief Executive Officer and Chief Financial Officer is summarized as follows:

Name and Principal Position	Year	Salary	Bonus(1)	Options Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation	Total
Don M. Bailey	2010	$562,380	$—	$744,968	$487,710	$—	$1,795,058
President and Chief	2009	$546,000	$—	$706,838	$301,665	$—	$1,554,503
Executive Officer	2008	$525,000	$87,938	$1,650,600	$341,250	$—	$2,604,788

Stephen L. Cartt	2010	$374,920	$—	$345,878	$264,114	$—	$984,912
Executive Vice	2009	$364,000	$—	$321,290	$170,170	$—	$855,460
President, Corporate	2008	$350,000	$60,000	$382,939	$192,500	$—	$985,439
Development

Kristine Engelke(4)	2010	$66,375	$20,000	$84,848	$18,253	$—	$189,476
Principal Accounting Officer and	2009	$—	$—	$—	$—	$—	$—
Corporate Controller	2008	$—	$—	$—	$—	$—	$—

David J. Medeiros	2010	$348,140	$—	$226,151	$183,936	$—	$758,227
Senior Vice President,	2009	$338,000	$—	$224,903	$129,285	$—	$692,188
Pharmaceutical Operations	2008	$325,000	$25,000	$264,096	$146,250	$—	$760,346

Michael H. Mulroy(5)	2010	$—	$—	$—	$—	$—	$—
Senior Vice President,	2009	$—	$—	$—	$—	$—	$—
Chief Financial Officer and	2008	$—	$—	$—	$—	$—	$—
General Counsel

David Young, Pharm.D., Ph.D.	2010	$408,000	$—	$—	$326,610	$—	$734,610
Chief Scientific Officer	2009	$69,569	$—	$996,590	$—	$—	$1,066,159
	2008	$—	$—	$—	$—	$—	$—

Gary Sawka(6)	2010	$245,457	$—	$186,242	$—	$70,000	$501,699
Senior Vice President,	2009	$260,000	$—	$32,129	$99,450	$—	$391,579
Finance and Chief Financial Officer	2008	$79,833	$—	$464,789	$31,933	$—	$576,555

(1)	Amounts for 2008 represent the non-equity incentive compensation awarded to each named executive officer above their target percentages. This compensation was awarded and paid after actual financial results for the years for which performance was measured were known early in the following year. For Kristine Engelke, this amount represents a payment that was paid in connection with the commencement of her employment with the Company.

(2)	Amounts represent the aggregate grant date fair value of stock options that were granted in the years reported calculated in accordance with ASC Topic 718. The fair value of options was estimated using the Black-Scholes option valuation model in accordance with the recognition provisions of ASC Topic 718. For a complete description of the valuation methodology and the assumptions used in the estimation, please refer to Note 5, “Preferred Stock and Shareholders’ Equity” to the financial statements includes in the Company’s Form 10-K for the year ended December 31, 2010. The actual number of awards granted is shown in the “Grants of Plan-Based Awards” table included in this filing.

(3)	Amounts represent the non-equity incentive compensation earned by each named executive officer under the Company-wide annual bonus pool. This compensation was awarded and paid after the actual financial results for the years for which performance was measured were known early in the following year.

(4)	Ms. Engelke commenced employment with the Company in August 2010 and from such date through December 31, 2010 performed the functions generally associated with the Company’s principal financial officer.

(5)	Mr. Mulroy started employment as the Company’s Senior Vice President, Chief Financial Officer and General Counsel on January 10, 2011.

(6)	All Other Compensation for Mr. Sawka represents payments made in connection with Mr. Sawka’s transition from the Company on October 1, 2010.

Narrative to Summary Compensation Table

See Compensation Discussion and Analysis above for complete description of compensation plans pursuant to which the amounts listed under the Summary Compensation Table and Grants of Plan Based Awards Table were paid or awarded and the criteria for such payment.

Grants of Plan-Based Awards in Fiscal Year 2010

The following table sets forth certain information with respect to the non-equity, stock, and option awards granted during or for the fiscal year ended December 31, 2010 to each of the executives named.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1) Target ($)	All Other Options Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Don M. Bailey		$365,547
	01/19/10		280,000	$5.12	$744,968
Stephen L. Cartt		$206,206
	01/19/10		130,000	$5.12	$345,878
Kristine Engelke(3)		$16,594
	08/16/10		16,000	$10.55	$84,848
David J. Medeiros		$156,663
	01/19/10		85,000	$5.12	$226,151
Michael H. Mulroy(4)		—
	—		—	—	—
David Young, Pharm.D., Ph.D.		$244,800
	—		—	—	—
Gary M. Sawka(5)		—
	01/19/10		70,000	$5.12	$186,242

(1)	The amounts shown reflect the 2010 non-equity target compensation awarded to the Company’s executives.

(2)	Amounts represent the grant date fair value under ASC Topic 718 of stock options and restricted stock granted to the named executive officers in 2010. The fair value of options was estimated using the Black-Scholes option valuation model in accordance with the recognition provisions of ASC Topic 718. For a complete description of the valuation methodology and the assumptions used in the estimation, please refer to Note 5, “Preferred Stock and Shareholders’ Equity” to the financial statements included in the Company’s Form 10-K for the year ended December 31, 2010 under “Equity Incentive Plans and Share-based Compensation Expense.”

(3)	Ms. Engelke commenced employment with the Company in August 2010 and from such date through December 31, 2010 performed the functions generally associated with the Company’s principal financial officer.

(4)	Mr. Mulroy started employment as the Company’s Senior Vice President, Chief Financial Officer and General Counsel on January 10, 2011.

(5)	Mr. Sawka transitioned from the Company on October 1, 2010.

Narrative to Grants of Plan Based Awards Table

See the section entitled Compensation Discussion and Analysis above for complete description of the targets for payment of annual incentives, as well as performance criteria on which such payments were based. The section entitled Compensation Discussion and Analysis also describes the options and restricted stock grants.

Except for performance based options, all stock option grants vest over 48 months beginning on the grant date, subject to a one year cliff such that no stock options vest until the first anniversary of grant date at which time 25% of such options vest.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on all restricted stock and stock options held by the named executive officers of the Company as of December 31, 2010. All outstanding equity awards are in shares of the Company’s common stock.

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Don M. Bailey	42,500	—		—	$1.74	05/17/2016
	32,187	313	(1)	—	$1.47	12/31/2016
	258,339	—		—	$0.44	07/01/2017
	354,166	145,834	(2)	—	$5.09	02/05/2018
	100,833	119,167	(2)	—	$5.10	02/25/2019
	—	280,000	(2)	—	$5.12	01/18/2020

Stephen L. Cartt	50,000	—		—	$0.46	03/07/2015
	150,000	—		—	$0.98	02/26/2016
	100,000	—		—	$1.43	03/22/2016
	115,000	5,000	(2)	—	$1.37	02/08/2017
	82,166	33,834	(2)	—	$5.09	02/05/2018
	45,833	54,167	(2)	—	$5.10	02/25/2019
	—	130,000	(2)	—	$5.12	01/18/2020

Kristine Engelke(3)	—	16,000	(2)	—	$10.55	08/15/2020

David J. Medeiros	200,000	—		—	$1.02	06/08/2013
	27,084	—		—	$0.60	12/10/2013
	30,000	—		—	$0.89	02/23/2014
	18,230	—		—	$0.44	09/16/2014
	100,000	—		—	$0.51	03/28/2015
	120,000	—		—	$0.98	02/26/2016
	20,000	—		20,000	$1.77	07/27/2016
	134,166	5,834	(2)	—	$1.37	02/08/2017
	56,666	23,334	(2)	—	$5.09	02/05/2018
	32,083	37,917	(2)	—	$5.10	02/25/2019
	—	85,000	(2)	—	$5.12	01/18/2020

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Michael H. Mulroy(4)	—	—		—	$—	—

David Young, Pharm.D., Ph.D.	25,000	—		—	$1.64	09/21/2016
	312	313	(1)	—	$1.47	12/31/2016
	28,437	4,063	(1)	—	$5.77	12/31/2017
	24,687	7,813	(1)	—	$9.31	12/31/2018
	102,083	247,917	(2)	—	$4.54	10/29/2019

Gary M. Sawka(5)	66,125	—		—	$5.49	09/09/2018
	4,583	—		—	$5.10	02/25/2019

(1)	Options vest monthly over 48 months from the date of grant.

(2)	Options vest monthly over 48 months from the date of grant. The options have a 12 month cliff, whereby no options vest until after the twelfth month from the date of grant.

(3)	Ms. Engelke commenced employment with the Company in August 2010 and from such date through December 31, 2010 performed the functions generally associated with the Company’s principal financial officer.

(4)	Mr. Mulroy started employment as the Company’s Senior Vice President, Chief Financial Officer and General Counsel on January 10, 2011.

(5)	Mr. Sawka transitioned from the Company on October 1, 2010.

Option Exercises and Stock Vested During Fiscal Year 2010

The following table provides information on all stock option exercises and vesting of restricted stock awards held by the named executive officers of the Company as of December 31, 2010.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Don M. Bailey	—	$—	—	$—
Stephen L. Cartt	—	$—	14,201	$143,714
Kristine Engelke(1)	—	$—	—	$—
David J. Medeiros	—	$—	—	$—
Michael H. Mulroy(2)	—	$—	—	$—
David Young, Pharm.D., Ph.D.	28,125	$346,892	—	$—
Gary M. Sawka(3)	7,000	$106,750	—	$—

(1)	Ms. Engelke commenced employment with the Company in August 2010 and from such date through December 31, 2010 performed the functions generally associated with the Company’s principal financial officer.

(2)	Mr. Mulroy started employment as the Company’s Senior Vice President, Chief Financial Officer and General Counsel on January 10, 2011.

(3)	Mr. Sawka transitioned from the Company on October 1, 2010.

Potential Payments Upon Termination or Change in Control

The following charts summarize the potential payments and benefits to the Company’s named executive officers upon termination of employment without cause or under a change in control. The table below reflects benefits to the Company’s named executive officers assuming their employment was terminated on the last day of the Company’s reporting period, December 31, 2010, in accordance with SEC rules.

		Termination Without Cause
Officers	Benefits	Without Change of Control Within 3 Years of Employment		Without Change of Control After 3 Years of Employment		With Change of Control(1)
Don M. Bailey	Salary		$562,380		$562,380		$1,124,760
	Bonus						731,094
	Option Acceleration(2)						5,482,853

	Total		$562,380		$562,380		$7,338,707

Stephen L. Cartt	Salary	$	N/A		$374,920		$374,920
	Bonus						206,206
	Option Acceleration(2)						2,259,778

	Total		$—		$374,920		$2,840,904

Kristine Engelke(3)	Salary	$	N/A	$	N/A	$	N/A
	Bonus
	Option Acceleration(2)

	Total		$—		$—		$—

David J. Medeiros	Salary	$	N/A		$348,140		$348,140
	Bonus						156,663
	Option Acceleration(2)						1,550,269

	Total		$—		$348,140		$2,055,072

Michael H. Mulroy(4)	Salary	$	N/A	$	N/A	$	N/A
	Bonus
	Option Acceleration(2)

	Total		$—		$—		$—

David Young, Pharm.D., Ph.D.	Salary		$204,000		$408,000		$408,000
	Bonus						244,800
	Option Acceleration(2)						2,721,021

	Total		$204,000		$408,000		$3,373,821

Gary M. Sawka(5)	Salary	$	N/A	$	N/A	$	N/A
	Bonus
	Option Acceleration(2)

	Total		$—		$—		$—

(1)	The Company assumed the termination or a change in control took place on December 31, 2010, and the potential payments upon termination were calculated based on the terms of the most current agreements with the officers.

(2)	The value of accelerated vesting of options and restricted stock was estimated under the intrinsic method. The closing price of the Company’s stock on December 31, 2010 was compared to the exercise prices to determine the spread for each option or share of restricted stock, and the spread was applied to the “in-the-money” options and shares of restricted stock that were unvested as of December 31, 2010. For the purpose of this calculation, the Company used $15.16 per share which was the closing price on the last business day of the fiscal year.

(3)	Ms. Engelke commenced employment with the Company in August 2010 and from such date through December 31, 2010 performed the functions generally associated with the Company’s principal financial officer.

(4)	Mr. Mulroy started employment as the Company’s Senior Vice President, Chief Financial Officer and General Counsel on January 10, 2011.

(5)	Mr. Sawka transitioned from the Company on October 1, 2010.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have a Related Party Transaction Policy which is administered by the Audit Committee. This is a written policy which applies to any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $25,000 and a related person has a direct or indirect material interest. Under the Related Party Transaction Policy, all such transactions shall be presented to either the Audit Committee or the independent members of the Board of Directors for review and approval in advance of such transactions. If it is not feasible to obtain advance approval of a related party transaction, such transactions shall be subject to Audit Committee ratification and the Company may enter into such transactions prior to obtaining advance approval only if the terms of such transactions allow them to be rescinded at no cost to the Company in the event they are not ratified by the Audit Committee. Any material change to an approved related party transaction shall be subject to further approval or ratification by the Audit Committee.

Kirsten Fereday, the daughter of Don M. Bailey, the Company’s Chief Executive Officer, was employed by the Company during 2010 as our Director, Business Analytics and Evaluation, and received total compensation for the year ended December 31, 2010 equal to $205,000. This transaction was approved in accordance with the Related Party Transaction Policy.

PROPOSAL 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with SEC rules, we are providing our shareholders with the opportunity to cast an advisory vote on executive compensation as described below. We believe that it is appropriate to seek the views of our shareholders on the design and effectiveness of our executive compensation program. The Compensation Discussion and Analysis, beginning on page 16 of this proxy statement, describes our executive compensation program and the decisions made by our Compensation Committee for 2010 in more detail.

We request shareholder approval of the compensation of our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative disclosures that accompany the compensation tables).

As an advisory vote, this proposal is not binding upon us. However, our Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

Vote Required

Approval of Proposal No. 2 requires the affirmative vote of (i) a majority of the shares present or represented by proxy and voting at the Annual Meeting and (ii) a majority of the shares required to constitute the quorum.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO. 2.

PROPOSAL NO. 3

ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY VOTES

As described in Proposal No. 2 above, our shareholders are being provided the opportunity to cast an advisory vote on our executive compensation program. The advisory vote on executive compensation described in Proposal No. 2 above is referred to as a “say-on-pay vote.”

This Proposal No. 3 affords our shareholders the opportunity to cast an advisory vote on how often we should include a say-on-pay vote in our proxy materials for future annual shareholder meetings (or special shareholder meetings for which we must include executive compensation information in the proxy statement for that meeting). Under this Proposal No. 3, our shareholders may vote to have the say-on-pay vote every year, every two years or every three years, or abstain from such vote.

We understand that our shareholders may have different views as to what is an appropriate frequency for advisory votes on executive compensation, and we will carefully review the voting results. This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board of Directors.

Recommendation of the Board of Directors

The Board of Directors acknowledges that there are a number of points of view regarding the relative benefits of the frequency of say-on-pay votes, and believes that the decision regarding the frequency of these votes should rest with the shareholders. Accordingly, the Board of Directors is not recommending that shareholders support any specific view. While the vote on the frequency of future advisory votes on executive compensation is not binding, the Board of Directors will carefully consider the outcome of the vote and intends to adopt the frequency level that receives the most votes, even if not a majority of the total votes cast.

PROPOSAL 4

AMENDMENT TO 2006 EQUITY INCENTIVE AWARD PLAN

General

Our Board of Directors and shareholders approved the adoption of our 2006 Equity Incentive Award Plan, which we refer to as the 2006 Plan, in 2006.

Summary of Changes to the 2006 Plan

In March 2011, our Board of Directors approved an amendment to the 2006 Plan, subject to shareholder approval, that would increase the number of shares authorized for issuance under the 2006 Plan by 3,500,000 shares. Should the additional shares be approved by the shareholders, this amendment will bring the total shares available for issuance under the 2006 Plan, including shares previously issued, to 9,750,000 shares. As of March 29, 2011, there were 2,489,698 shares available for future issuance under the 2006 Plan (before giving effect to the proposed 3,500,000 share increase).

The principal features of the 2006 Plan are summarized below, but the summary is qualified in its entirety by reference to the amended and restated 2006 Plan incorporating this change, a copy of which is attached to this proxy statement as Annex A.

We believe that the 2006 Plan plays a key role in our ability to recruit, reward and retain employees. Companies like Questcor have historically used equity incentive plans as an important part of recruitment and retention packages. We compete directly with other companies for experienced personnel and believe that we must be able to offer comparable packages to attract the caliber of individuals necessary to our business. Our Board of Directors has determined that the addition of more shares to the 2006 Plan continue to align the needs of our employees with the interests of our shareholders.

Summary of the 2006 Plan

The 2006 Plan is an “omnibus” stock plan consisting of a variety of equity vehicles to provide flexibility in implementing equity awards, including incentive stock options, non-qualified stock options, restricted stock grants, unrestricted stock grants, stock appreciation rights, restricted stock units and dividend equivalents. Participants in the 2006 Plan may be granted any one of the equity awards or any combination thereof, as determined by the Board of Directors.

Purpose of the 2006 Plan

The purpose of the 2006 Plan is to promote the success and enhance the value of Questcor by linking the personal interests of the members of our Board of Directors, employees, and consultants to those of our shareholders and by providing such individuals with an incentive for performance to generate returns to our shareholders. We further use the 2006 Plan to provide us the flexibility to motivate, attract, and retain the services of members of our Board of Directors, employees, and consultants upon whose judgment, interest, and special effort the successful conduct of our operation is largely dependent.

In addition, we previously granted equity awards to members of our Board of Directors under our 2004 Non-Employee Directors’ Equity Incentive Plan. In March 2011, our Board of Directors terminated our 2004 Non-Employee Directors’ Equity Incentive Plan. As a result, we will use the 2006 Plan to grant equity awards to members of our Board of Directors in the future.

Shares Reserved for Issuance under the 2006 Plan

As of March 29, 2011, a total of 5,546,384 shares of our common stock have been issued pursuant to the 2006 Plan, and 2,489,698 shares remained available for issuance (before giving effect to the 3,500,000 share increase being presented to the shareholders pursuant to this Proposal No. 4 for approval at the Annual Meeting). For additional information on the shares available for issuance under all of the Company’s equity compensation plans, see “Equity Compensation Plan Information” below.

Limits on Awards under the 2006 Plan

A maximum of 6,250,000 shares of common stock may be issued and sold under all awards, restricted and unrestricted, granted under the 2006 Plan (before giving effect to the 3,500,000 share increase being presented to the shareholders pursuant to this Proposal No. 4 for approval at the Annual Meeting). The maximum number of shares of common stock with respect to one or more awards that may be granted to any one participant during any calendar year is 600,000, except for an employee serving as the Company’s Chief Executive Officer, who is eligible to receive awards covering an aggregate number of shares of up to 1,500,000 in a calendar year. Additionally, in connection with his or her initial service to the Company, the aggregate number of shares of common stock with respect to which awards may be granted to any participant shall not exceed 1,000,000 shares during the calendar year which includes such individual’s initial service to the Company.

Shares of common stock issued and sold under the 2006 Plan may be either authorized but unissued shares of common stock or other securities of the Company that may be substituted for common stock in accordance with Article 12 of the 2006 Plan. To the extent that any award under the 2006 Plan involving the issuance of shares of common stock is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or other conditions of the award, or otherwise terminates without an issuance of shares of common stock being made thereunder, the shares of common stock covered thereby will no longer be counted against the foregoing maximum share limitations and may again be made subject to awards under the 2006 Plan pursuant to such limitations.

Administration

The administrator of the 2006 Plan shall be either (i) the Compensation Committee of the Company’s Board of Directors (or another committee or subcommittee of the Company’s Board of Directors to which the Company’s Board of Directors delegates administration of the 2006 Plan), subject to certain limitations or (ii) the Board of Directors, acting by a majority of its members in office, subject to certain limitations. The term “Administrator,” as used in this proxy statement refers to both of the foregoing.

The Administrator shall have such powers and authority as may be necessary or appropriate to carry out the functions of the Administrator as described in the 2006 Plan. Subject to the express limitations of the 2006 Plan, the Administrator shall have authority in its discretion to determine the persons to whom, and the time or times at which, awards may be granted, the number of shares, units or other rights subject to each award, the exercise, base or purchase price of an award (if any), the time or times at which an award will become vested, exercisable or payable, the performance goals and other conditions of an award, the duration of the award and all other terms of the award. The Administrator may prescribe, amend and rescind rules and regulations relating to the 2006 Plan. All interpretations, determinations and actions by the Administrator shall be final, conclusive and binding upon all parties. Additionally, the Administrator may delegate to one or more officers of the Company the ability to grant and determine terms and conditions of awards under the 2006 Plan to certain employees, and the Committee may delegate to any appropriate officer or employee of the Company responsibility for performing certain ministerial functions under the 2006 Plan.

Eligibility

Any person who is an employee of or a consultant to Questcor or any affiliate thereof, any person to whom an offer of employment with Questcor has been extended, as determined by the Administrator, or any person who is a non-employee director is eligible to be designated by the Administrator to receive awards and become a participant under the 2006 Plan.

Types of Awards under 2006 Plan

The 2006 Plan includes the following equity compensation awards: incentive stock options, non-qualified stock options, restricted stock grants, stock payment awards, stock appreciation rights, restricted stock units and dividend equivalents, all of which are described below.

Stock Options. Stock options granted under the 2006 Plan may be either incentive stock options or non-qualified stock options, subject to the provisions of Section 422 of the Code. The exercise price per share of a stock option shall not be less than the fair market value of the Company’s common stock on the date the option is granted, provided that the Administrator may in its discretion specify for any stock option an exercise price per share that is higher than the fair market value of the Company’s common stock on the date the option is granted. The Administrator shall determine the period during which a vested stock option may be exercised, provided that the maximum term of a stock option shall be ten years from the date the option is granted. In addition, the Administrator shall also determine the performance or other conditions, if any, that must be satisfied before all or part of a stock option may be exercised.

Stock Appreciation Rights. Stock appreciation rights may be granted on a basis that allows for the exercise of the right by the participant or that provides for the automatic payment of the right upon a specified date or event. Stock appreciation rights shall be exercisable or payable at such time or times and upon conditions as may be approved by the Administrator, provided that the Administrator may accelerate the exercisability or payment of a stock appreciation right at any time.

A stock appreciation right may be subject to such vesting and exercisability requirements as specified by the Administrator in an award agreement. Such vesting and exercisability requirements may be based on the continued service of the participant with the Company or its affiliates for a specified time period (or periods) or on the attainment of specified performance goals established by the Administrator in its discretion. A stock appreciation right will be exercisable or payable at such time or times as determined by the Administrator, provided that the maximum term of a stock appreciation right shall be ten years from the date the right is granted. The base price of a stock appreciation right shall not be less than 100% of the fair market value of the shares of common stock of the Company on the date the right is granted.

A stock appreciation right will entitle the holder, upon exercise or other payment of the stock appreciation right, as applicable, to receive an amount determined by multiplying: (i) the excess of the fair market value of a share of common stock of the Company on the date of exercise or payment of the stock appreciation right over the base price of such stock appreciation right, by (ii) the number of shares as to which such stock appreciation right is exercised or paid. Subject to the requirements of Section 409A of the Code, payment of the amount determined under the foregoing may be made, as approved by the Administrator and set forth in the award agreement, in shares of common stock valued at their fair market value on the date of exercise or payment, in cash, or in a combination of shares of common stock and cash, subject to applicable tax withholding requirements.

Restricted Stock Awards. Restricted stock awards are granted subject to restrictions on transfer and vesting requirements as determined by the Administrator. The restrictions imposed on shares granted under a restricted stock award shall lapse in accordance with the vesting requirements specified by the Administrator in the award agreement, provided that the Administrator may accelerate the vesting of a restricted stock award at any time. Such vesting requirements may be based on the continued service of the participant with the Company or its affiliates for a specified time period (or periods) or on the attainment of specified performance goals established by the Administrator in its discretion. If the vesting requirements of a restricted stock award shall not be satisfied, the award shall be forfeited and the shares of common stock subject to the award shall be returned to the Company.

Subject to the provisions of the 2006 Plan and the applicable award agreement, the participant shall have all rights of a shareholder with respect to the shares granted to the participant under a restricted stock award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto. The Administrator may provide in an award agreement for the payment of dividends and distributions to the participant at such times as paid to shareholders generally or at the times of vesting or other payment of the restricted stock award.

Restricted Stock Unit Awards. The value of each stock unit under a restricted stock unit award is equal to the fair market value of a share of the Company’s common stock on the applicable date or time period of determination, as specified by the Administrator. A restricted stock unit award shall be subject to such restrictions and conditions as the Administrator shall determine. A restricted stock unit award may be granted together with a dividend equivalent right with respect to the shares of common stock subject to the award, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Administrator in its discretion.

On the date the award is granted, the Administrator shall in its discretion determine the vesting requirements with respect to a stock unit award, which shall be set forth in the award agreement, provided that the Administrator may accelerate the vesting of a stock unit award at any time. Vesting requirements may be based on the continued service of the participant with the Company or its affiliates for a specified time period (or periods) or on the attainment of specified performance goals established by the Administrator in its discretion.

A stock unit award shall become payable to a participant at the time or times determined by the Administrator and set forth in the award agreement, which may be upon or following the vesting of the award. Payment of a stock unit award may be made, at the discretion of the Administrator, in cash or in shares of common stock of the Company, or in a combination thereof, subject to applicable tax withholding requirements. Any cash payment of a stock unit award shall be made based upon the fair market value of the common stock of the Company, determined on such date or over such time period as determined by the Administrator.

The participant shall not have any rights as a shareholder with respect to the shares subject to a stock unit award until such time as shares of common stock are delivered to the participant pursuant to the terms of the award agreement.

Stock Payment Awards. A stock payment award may be granted for past services, in lieu of bonus or other cash compensation, as directors’ compensation or for any other valid purpose as determined by the Administrator. A stock payment award granted to a participant represents shares of the Company’s common stock that are issued without restrictions on transfer and other incidents of ownership and free of forfeiture conditions, except as otherwise provided in the 2006 Plan and the award agreement. The Administrator may, in connection with any stock payment award, require the payment of a specified purchase price.

Subject to the provisions of the 2006 Plan and the applicable award agreement, upon the issuance of the common stock under a stock payment award the participant shall have all rights of a shareholder with respect to the shares of common stock, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

Dividend Equivalents. Dividend equivalents may be credited in respect of shares of our common stock covered by an award granted under the 2006 Plan, as determined by the Board of Directors and contained in an award agreement. At the sole discretion of the Administrator, such dividend equivalents may be converted into additional shares of our common stock in such manner as determined by the Administrator. Any additional shares covered by an award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying award agreement to which they relate.

Certain Features of Awards Under 2006 Plan

Transferability of Awards. All incentive stock options are nontransferable except upon the participant’s death by will or the laws of descent or distribution. In the case of awards other than incentive stock options, the Administrator may provide, in its discretion, for the transfer of all or part of the award to a participant’s “family member” (as defined for purposes of the Form S-8 registration statement under the Securities Act of 1933).

Adjustments to Awards Upon Certain Changes in Capitalization. The Administrator may make adjustments to the aggregate number and kind of shares subject to the 2006 Plan, and the number and kind of shares and the exercise price per share subject to outstanding awards, as applicable, if, by reason of a recapitalization, stock split, combination of shares, reclassification, stock dividend or other change in the Company’s capital structure, the Company increases or decreases the number of outstanding shares of the Company’s common stock; or converts or exchanges shares of the Company’s common stock into a different number or kind of the Company’s shares or other securities. In addition, in the event of any of the foregoing transactions or events, or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or changes in applicable laws, regulations or accounting principles, and whenever the Administrator determines that such action is appropriate, the Administrator is authorized to take any one or more of the following actions in its sole discretion: (i) to provide for either (A) termination of any award in exchange for an amount of cash, if any, equal to the amount that would have been received upon exercise of the awards or (B) the replacement of any award with other rights or property selected by the Administrator in its sole discretion; (ii) to provide that any award be assumed by the successor corporation, or substituted for by similar awards covering the stock of the successor corporation, with appropriate adjustments thereto; (iii) to make adjustments in the number and types of shares or other securities or property subject to outstanding awards, the number and kind of outstanding restricted stock (and terms and conditions of), and the criteria included in outstanding awards which may be granted in the future; (iv) to provide that any award shall be exercisable or payable or fully vested with respect to all shares covered thereby and (v) to provide that the award cannot vest, be exercised or become payable after such event.

Occurrence of Corporate Transaction. The 2006 Plan provides that in the case of certain transactions constituting a change in control of the Company, outstanding awards shall be assumed by the surviving entity. In the event the surviving entity refuses to assume such outstanding awards, then all such outstanding awards shall immediately vest and/or become exercisable immediately prior to such change in control. Upon a change in control, with respect to any person providing services to the Company as an employee, director or consultant: (i) whose services are terminated other than for cause, death or disability within the 60-day period prior to such change in control, all awards held by such person shall become vested and/or exercisable immediately prior to such change in control in accordance with the table below; (ii) whose services are terminated other than for cause, death or disability within thirteen months following such change in control, all awards held by such person shall become vested and/or exercisable immediately following such termination in accordance with the table below; or (iii) whose services are not terminated within thirteen months following such change in control, all awards held by such person shall become vested and/or exercisable immediately following such thirteen month period in accordance with the table below.

The following table shall be used for purposes of determining the extent to which awards become vested and/or exercisable in connection with a change in control (as determined at the time of termination of service, for purposes of (i) and (ii) above, or thirteen months following such change in control, for purposes of (iii) above):

Length of Service (Between Date of Hire and Date of Determination)	Percentage of Award to Become Exercisable and/or Vested, and Percentage of Award as to Which Forfeiture, Repurchase and Other Restrictions Shall Lapse
0-180 Days	0%
181 Days to 1 Year	25%
1 Year and 1 Day to 2 Years	50%
Greater than 2 Years	100%

Section 162(m) Awards. Awards of options and stock appreciation rights granted under the 2006 Plan will automatically qualify for the “performance-based compensation” exception under Section 162(m) of the Code pursuant to their expected terms. Awards of restricted stock, restricted stock units and stock payment awards may qualify under Section 162(m) if the terms of the awards state, in terms of an objective formula or standard, the method of computing the amount of compensation payable under the award and preclude discretion to increase the amount of compensation payable under the terms of the award.

Term of 2006 Plan

The 2006 Plan shall terminate on February 27, 2016, which is the tenth anniversary of the date of its adoption by the Board of Directors. The Board of Directors may, in its discretion and at any earlier date, terminate the 2006 Plan. Notwithstanding the foregoing, no termination of the 2006 Plan shall adversely affect any award theretofore granted without the consent of the participant or the permitted transferee of the award.

Amended Plan Benefits

Future awards to the Company’s executive officers and employees are discretionary. Therefore, at this time the benefits that may be received by the Company’s executive officers and other employees if the Company’s shareholders approve the amendment to the 2006 Plan cannot be determined. Because the value of stock issuable to the Company’s non-employee directors under the 2006 Plan will depend on the fair market value of the Company’s common stock at future dates, it is not possible to determine exactly the benefits that might be received by the Company’s non-employee directors under the 2006 Plan.

Summary of Federal Income Tax Consequences of the 2006 Plan

The following is a brief summary of certain federal income tax consequences of participation in the 2006 Plan by U.S. taxpayers based on current U.S. federal income tax laws and regulations presently in effect. The summary should not be relied upon as being a complete statement of all possible federal income tax consequences. Federal tax laws are complex and subject to change. Participation in the 2006 Plan may also have consequences under state and local tax laws which vary from the federal tax consequences described below. For such reasons, the Company recommends that each participant consult his or her personal tax advisor to determine the specific tax consequences applicable to him or her. We intend, and this summary assumes, that all awards granted under the 2006 Plan either will be exempt from or will comply with the requirements of Section 409A of the Code regarding nonqualified deferred compensation such that its income inclusion and tax penalty provisions will not apply to the participants. The 2006 Plan and any awards made under the 2006 Plan will be administered consistently with this intent. In any case, a participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a participant in connection with awards

(including any taxes and penalties under Section 409A) and we will have no obligation to indemnify or otherwise hold a participant harmless from any such taxes or penalties.

Incentive Stock Options. No taxable income will be recognized by a participant under the 2006 Plan upon either the grant or the exercise of an incentive stock option. Instead, a taxable event will occur upon the sale or other disposition of the shares acquired upon exercise of an incentive stock option, and the tax treatment of the gain or loss realized will depend upon how long the shares were held before their sale or disposition. If a sale or other disposition of the shares received upon the exercise of an incentive stock option occurs more than (i) one year after the date of exercise of the option and (ii) two years after the date of grant of the option, the holder will recognize long-term capital gain or loss at the time of sale equal to the full amount of the difference between the proceeds realized and the exercise price paid. However, a sale, exchange, gift or other transfer of legal title of such stock (other than certain transfers upon the participant’s death) before the expiration of either of the one-year or two-year periods described above will constitute a “disqualifying disposition.” A disqualifying disposition involving a sale or exchange will result in ordinary income to the participant in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. If the amount realized in a disqualifying disposition exceeds the fair market value of the stock on the date of exercise, the gain realized in excess of the amount taxed as ordinary income as indicated above will be taxed as capital gain. A disqualifying disposition as a result of a gift will result in ordinary income to the participant in an amount equal to the difference between the exercise price and the fair market value of the stock on the date of exercise. Any loss realized upon a disqualifying disposition will be treated as a capital loss. Capital gains and losses resulting from disqualifying dispositions will be treated as long-term or short-term depending upon whether the shares were held for more or less than the applicable statutory holding period (which currently is more than one year for long-term capital gains). In the event of a disqualifying disposition, the Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant as a result of a disposition of the shares received upon exercise of an incentive stock option, subject to the possible limitations on deductability under Section 280G and Section 162(m) of the Code.

The exercise of an incentive stock option may result in an “adjustment” for purposes of the “alternative minimum tax.” Alternative minimum tax is imposed on an individual’s income only if the amount of the alternative minimum tax exceeds the individual’s regular tax for the year. For purposes of computing alternative minimum tax, the excess of the fair market value on the date of exercise of the shares received on exercise of an incentive stock option over the exercise price paid is included in alternative minimum taxable income in the year the option is exercised. A participant who is subject to alternative minimum tax in the year of exercise of an incentive stock option may, subject to certain limitations, claim as a credit against the participant’s regular tax liability in future years a portion of the amount of alternative minimum tax paid which is attributable to the exercise of the incentive stock option. This credit is available in the first year following the year of exercise in which the participant has regular tax liability.

Beginning in 2010, we are required to file a Form 3921 with the Internal Revenue Service reporting the exercise of an incentive stock option by an employee, and we are required to provide a copy of such Form 3921 to the employee.

Non-Qualified Stock Options. No taxable income is recognized by a participant upon the grant of a non-qualified stock option. Upon exercise, however, the participant will recognize ordinary income in the amount by which the fair market value of the shares purchased, on the date of exercise, exceeds the exercise price paid for such shares. The income recognized by the participant who is an employee of the Company will be subject to income tax withholding by Questcor out of the participant’s current compensation. If such compensation is insufficient to pay the taxes due, the participant will be required to make a direct payment to us for the balance of the tax withholding obligation. The Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant, subject to the possible limitations on deductibility under Section 280G and Section 162(m) of the Code. If the exercise price of a non-qualified stock option is paid by the participant in cash, the tax basis of the shares acquired will be equal to the cash paid plus the amount of income recognized by the participant as a result of such exercise. If the exercise price is paid by delivering shares of the Company’s Common Stock already owned by the participant or by a combination of cash and already-owned shares, there will be no current taxable gain or loss recognized by the participant on the already-owned shares exchanged (however, the participant will nevertheless recognize ordinary income to the extent that the fair market value of the shares purchased on the date of exercise exceeds the price paid, as described above). The new shares received by the participant, up to the number of the old shares exchanged, will have the same tax basis and holding period as the participant’s basis and holding period in the old shares. The balance of the new shares received will have a tax basis equal to any cash paid by the participant plus the amount of income recognized by the participant as a result of such exercise, and will have a holding period commencing with the date of exercise. Upon the sale or disposition of shares acquired pursuant to the exercise of a non-qualified stock option, the difference between the proceeds realized and the participant’s basis in the shares will be a capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held for more than the applicable statutory holding period (which is currently more than one year for long-term capital gains).

Restricted Stock. If no Section 83(b) election is made, a taxable event will occur on each date the participant’s ownership rights vest (e.g., when the Company’s repurchase rights expire) as to the number of shares that vest on that date, and the holding period for capital gain purposes will not commence until the date the shares vest. The participant will recognize ordinary income on each date shares vest in an amount equal to the excess of the fair market value of such shares on that date over the amount paid for such shares. Any income recognized by a participant who is an employee will be subject to income tax withholding by the Company out of the participant’s current compensation. If such compensation is insufficient to cover the amount to be withheld, the participant will be required to make a direct payment to the Company for the balance of the tax withholding obligation. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant, subject to the possible limitations on deductibility under Section 280G and Section 162(m) of the Code. The participant’s basis in the shares will be equal to the purchase price, if any, increased by the amount of ordinary income recognized. If a Section 83(b) election is made within 30 days after the date of transfer, then the participant will recognize ordinary income in the year of grant in an amount equal to the excess of the fair market value of such shares on the date of grant over the purchase price, if any, paid for such shares.

Stock Appreciation Rights. No taxable income is recognized by a participant receiving a stock appreciation right at the time the stock appreciation right is granted. If the participant receives the appreciation inherent in the stock appreciation right in cash, the cash will be taxed as ordinary income to the participant at the time it is received. If the participant receives the appreciation inherent in a stock appreciation right in stock, the spread between the then current market value and the base price will be taxed as ordinary income to the participant at the time it is received. The Company is not entitled to a federal income tax deduction upon the grant or termination of a stock appreciation right. However, upon the settlement of a stock appreciation right, the Company is entitled to a deduction equal to the amount of ordinary income the participant is required to recognize as a result of the settlement, subject to possible limitations on deductibility under Section 280G and Section 162(m) of the Code.

Restricted Stock Unit Award, Stock Payment Awards and Dividend Equivalents. Restricted stock unit awards, stock payment awards and dividend equivalents are generally subject to ordinary income tax at the time of payment.

Tax Withholding. Under the 2006 Plan, the Company has the power to withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state and local withholding tax requirements with respect to any award granted under the 2006 Plan. To the extent permissible under applicable tax, securities, and other laws, the Administrator may, in its sole discretion, permit a participant to satisfy an obligation to pay any tax to any governmental entity in respect of any option or restricted stock up to an amount determined on the basis of the highest marginal tax rate applicable to such participant, in whole or in part, by (i) directing the Company to apply shares of common stock to which the participant is entitled pursuant to an award, or (ii) delivering to the Company shares of common stock owned by the participant.

Deferred Compensation. Any deferrals made under the 2006 Plan, including awards granted under the 2006 Plan that are considered to be deferred compensation, must satisfy the requirements of Section 409A of the Code to avoid adverse tax consequences to participants, which include the current inclusion of deferred amounts in income and interest and a surtax on any amount included in income. The Section 409A requirements include limitations on election timing, acceleration of payments, and distributions. Section 409A applies to certain stock appreciation rights, stock unit awards, discounted stock options, and other awards that provide the participant with an opportunity to defer to recognition of income. The Company intends to structure any awards under the 2006 Plan to meet the applicable tax law requirements under Section 409A of the Code in order to avoid its adverse tax consequences.

Equity Compensation Plan Information

The following table sets forth information regarding outstanding options and shares reserved for future issuance under the Company’s existing equity compensation plans as of December 31, 2010:

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options (a)	Weighted- Average Exercise Price of Outstanding Options (b)	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in Column (a)) (c)
Equity compensation plans approved by shareholders	6,286,436	$4.43	3,981,438
Equity compensation plans not approved by shareholders	N/A	N/A	N/A

Total	6,286,436	$4.43	3,981,438

Vote Required

Approval of the amendment to the 2006 Plan will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the meeting and entitled to vote. Abstentions will have the effect of a vote “against” the amendment to the 2006 Plan. Broker non-votes will have no effect on the outcome of the vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND THE 2006 EQUITY INCENTIVE AWARD PLAN.

PROPOSAL 5

AMENDMENT TO 2003 EMPLOYEE STOCK PURCHASE PLAN

General

Our Amended and Restated 2003 Employee Stock Purchase Plan, which we refer to as the ESPP, provides our employees with the opportunity to purchase our common stock through accumulated payroll deductions. Our Board of Directors originally adopted the ESPP on January 24, 2003 and the ESPP was approved by our shareholders on May 12, 2003. It was previously amended by the Board of Directors and shareholders in 2006 and 2008.

Summary of Changes to the ESPP

In March 2011, our Board of Directors approved an amendment to the ESPP, subject to shareholder approval, that would increase the number of shares authorized for issuance under the ESPP by 600,000 shares. Should the additional shares be approved by the shareholders, this amendment will bring the total shares available for issuance under the ESPP, including shares previously issued, to 3,500,000 shares. As of March 29, 2011, there were 237,558 shares available for future issuance under the ESPP (before giving effect to the proposed 600,000 share increase).

An amended and restated ESPP incorporating this change is attached to this proxy statement as Annex B.

We believe that the ESPP plays a key role in our ability to recruit, reward and retain employees. Companies like Questcor have historically used stock purchase plans as an important part of recruitment and retention packages. We compete directly with other companies for experienced personnel and believe that we must be able to offer comparable packages to attract the caliber of individuals necessary to our business. Our Board of Directors has determined that the addition of more shares to the ESPP continues to align the needs of our employees with the interests of our shareholders.

Summary of the ESPP

Purpose of the ESPP

The purpose of the ESPP is to serve as an incentive for employee recruitment and retention by providing all of our employees with an opportunity to purchase our common stock through accumulated payroll deductions.

Administration

The ESPP is administered by the Board of Directors or a committee appointed by the Board of Directors. All questions of interpretation or application of the ESPP are determined by the Board of Directors or its appointed committee, whose decisions are final and binding upon all participants. No charges for administrative or other costs may be made against the payroll deductions of a participant in the ESPP. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the ESPP.

Eligibility

Any person who is employed by us on the offering date, for at least 20 hours per week and more than five months in any calendar year, is eligible to participate in the ESPP. Eligible employees become participants in the ESPP by delivering to us a participation agreement authorizing payroll deductions prior to the applicable enrollment date. An employee who becomes eligible to participate in the ESPP after the commencement of an offering period may not participate in the plan until the commencement of the next offering period.

As of March 29, 2011, 149 employees were eligible to participate in the ESPP.

Offering Periods

Our Board of Directors has the ability as administrator of the plan to set offering periods of up to six months. The current offering period is three months and coincides with three-month purchase periods within the offering period that commence on March 1, June 1, September 1, and December 1. The Board of Directors, as Administrator of the ESPP, may alter the duration of the offering periods without shareholder approval.

Purchase Price

Generally, the purchase price per share at which shares are sold under the ESPP is the lower of (i) 85% of the fair market value of a share of our common stock on the first day of each offering and purchase period or (ii) 85% of the fair market value of a share of our common stock on the last day of each three month offering and purchase period, which we refer to as the Exercise Date. The fair market value of a share of our common stock on a given date is generally the closing sales price as reported on the NASDAQ on the trading day immediately preceding such date. On March 29, 2011, the closing selling price per share of common stock as reported on the NASDAQ was $14.03. The current offering period purchase price is approximately $10.53 per share.

Payment of Purchase Price; Payroll Deductions

The purchase price of the shares is accumulated by payroll deductions during the offering period. No eligible employee may purchase stock under the ESPP if all of the employee’s rights granted under all “employee stock purchase plans” of the Company and its affiliates, as defined by Section 423(b)(8) of the Code exceeds $25,000 per calendar year. Payroll deductions commence on the first payroll following the offering date. Participants do not have the ability to increase their rate of payroll deductions during an offering period.

All payroll deductions are credited to the participant’s account under the ESPP and are deposited with the general funds of Questcor. All payroll deductions received or held by us may be used for any corporate purpose.

Purchase of Stock; Exercise of Option

By executing a participation agreement to participate in the ESPP, each employee is in effect granted an option to purchase shares of our common stock on each Exercise Date during the offering period. The maximum number of shares placed under option to a participant in an offering period is that number determined by dividing the amount of the participant’s total payroll deductions accumulated prior to such Exercise Date by the applicable purchase price. Unless a participant withdraws from the ESPP, such participant’s option for the purchase of shares will be exercised automatically on the exercise date for the maximum number of shares at the applicable price.

Notwithstanding the foregoing, no employee will be permitted to subscribe for shares under the ESPP if, immediately after the grant of the option, the employee would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of our company or of a parent or of any of its subsidiaries (including stock which may be purchased under the ESPP), nor shall any employee be granted an option that would permit the employee to purchase pursuant to the ESPP more than $25,000 worth of stock, based on the fair market value of the common stock on the offering dates, in any calendar year.

Withdrawal

A participant may withdraw all of, but not less than all of, the payroll deductions credited to his or her account at any time by giving written notice to Questcor. Any such withdrawal by the participant of payroll deductions for a given offering period automatically terminates the participant’s interest in that offering period. A participant’s withdrawal from an offering will not have any effect upon his or her eligibility to participate in a succeeding offering. Similarly, a participant may not increase the amount of payroll deductions to be credited to his or her account for purchases under the ESPP.

Termination of Employee

Termination of a participant’s employment or eligibility for any reason, including retirement or death, cancels his or her participation in the ESPP immediately. In such event, the payroll deductions credited to the participant’s account will be returned to such participant or, in the case of death, to the person or persons entitled thereto as specified by the employee in the subscription agreement.

Capital Changes

In the event any change is made in our capitalization, such as a stock split or stock dividend, which results in an increase or decrease in the number of outstanding shares of our common stock without receipt of consideration, appropriate adjustments will be made by the Board of Directors in the shares subject to purchase under the ESPP and in the purchase price per share, subject to any required action by our shareholders.

Amendment and Termination of the ESPP

The Board of Directors may at any time, with limited exceptions, amend the ESPP, provided that such amendment shall not affect options previously granted nor may any amendment make any change in an option granted prior thereto which adversely affects the rights of any participant. No amendment may be made to the ESPP without prior approval of our shareholders if such amendment would constitute an amendment for which shareholder approval is required under the federal securities laws or the Code.

Purchases Under the ESPP

As of March 29, 2011, a total of 3,262,425 shares of our common stock have been issued pursuant to the ESPP, and 237,558 shares remained available for issuance (before giving effect to the 600,000 share increase being presented to the shareholders pursuant to this Proposal No. 5 for approval at the Annual Meeting). For additional information on the shares available for issuance under all of the Company’s equity compensation plans, see “Equity Compensation Plan Information” under Proposal No. 4 above.

Certain Federal Income Tax Information

The following is a brief summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the ESPP by U.S. taxpayers based on current U.S. federal income tax laws and regulations presently in effect, which are subject to change. This summary does not purport to be complete and it does not discuss the tax consequences of the participant’s death or the income tax laws of any municipality, state or foreign country in which the participant may reside. For such reasons, we recommend that each participant consult his or her personal tax advisor to determine the specific tax consequences applicable to him or her.

The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, it is intended that no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable offering period and one year from the applicable date of purchase, or the participant dies, the participant will generally recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period. Any additional gain will generally be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price, which we refer to as the Purchase Date Spread. The amount of the Purchase Date Spread will be required to be reported as ordinary income for the year of sale or other disposition even if no gain is realized on the sale or a gratuitous transfer of shares is made. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. We are not generally entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above, subject to the possible limitations on deductibility under Section 280G and Section 162(m) of the Code.

Beginning in 2010, we are required to file a Form 3922 with the Internal Revenue Service reporting the purchase of stock by an employee under the ESPP, and we are required to provide a copy of such Form 3922 to the employee.

Vote Required

If a quorum is present, the affirmative vote of a majority of the shares present and entitled to vote at the annual meeting will be required to approve the amendment to the ESPP. Abstentions will have the effect of a vote “against” the amendment to the ESPP. Broker non-votes will have no effect on the outcome of the vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO QUESTCOR’S 2003 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 6

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Change in Independent Registered Public Accountants

On March 4, 2011, our Audit Committee approved our discontinuing OUM as our independent registered public accounting firm. On the same date, our Audit Committee approved the engagement of BDO USA, LLC, which we refer to as BDO, as our new independent registered public accounting firm and as auditors of our consolidated financial statements for the fiscal year ended December 31, 2011.

OUM’s audit reports on our consolidated financial statements as of and for each of the two fiscal years ended December 31, 2010 and 2009 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) during the two fiscal years ended December 31, 2010 and 2009, and the subsequent interim period through March 4, 2011, the date of the change in our accounting firms. In addition, during those periods, there were no disagreements (as defined in Item 304(a)(1)(iv) of

Regulation S-K and the related instructions to Item 304 of Regulation S-K) with OUM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of OUM, would have caused OUM to make reference to the subject matter of the disagreements in connection with its reports.

We previously reported the change in accounting firms on a Current Report on Form 8-K filed with the SEC on March 9, 2011. We provided OUM with a copy of the above disclosures and requested that OUM furnish a letter addressed to the SEC stating whether it agrees with the foregoing statements. A copy of OUM’s letter dated March 7, 2011 was filed as Exhibit 16.1 to our Form 8-K filed on March 9, 2011.

During the two fiscal years ended December 31, 2010 and 2009, and the subsequent interim period through March 3, 2011, neither we nor anyone on our behalf consulted with BDO with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report was provided to us nor oral advice was provided that BDO concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

OUM served as our independent registered public accounting firm from April 11, 2005 to March 4, 2011. During such time, OUM rendered audit opinions on our consolidated financial statements included in our Annual Reports on Form 10-K filed with the SEC for the fiscal years ended December 31, 2010 and 2009.

Ratification of BDO

The Audit Committee has selected BDO as our independent registered public accounting firm for the year ending December 31, 2011, and has further directed that management submit the selection of this independent registered public accounting firm for ratification by our shareholders at the Annual Meeting. Representatives of BDO are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Shareholder ratification of the selection of BDO as our independent registered public accounting firm is not required by our Amended and Restated Bylaws or otherwise. However, the Board of Directors is submitting the selection of BDO to our shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Board of Directors and the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board of Directors and the Audit Committee in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Questcor and our shareholders.

Principal Accountant Fees and Services

The following table presents fees for professional services rendered by OUM for the audit of the Company’s financial statements for the year ended December 31, 2010 and December 31, 2009 and fees billed for other services rendered by OUM during those periods. BDO has not provided any services nor billed any fees to us during either of 2010 or 2009.

	2010	2009
Audit Fees	$383,000	$365,000
Audit-Related Fees	0	0
Tax Fees	79,150	67,983
All Other Fees	0	0

Total	$462,150	$432,983

Audit fees include the audit of our annual financial statements presented in our Annual Report on Form 10-K, reviews of interim financial statements presented in our Quarterly Reports on Form 10-Q and accounting, reporting and disclosure consultations related to those audits, fees related to consents and reports in connection with regulatory filings and attestation services related to Sarbanes-Oxley compliance. Tax fees include tax return preparation and tax consultation services.

Our Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of OUM, and has concluded that the provision of such services to the degree utilized is compatible with maintaining the independence of our registered public accounting firm. All services provided by OUM in 2010 and 2009 were pre-approved by the Audit Committee after review of each of the services proposed for approval.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. All fees of OUM for the year ended December 31, 2010 were approved by the Audit Committee. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval and the fees for the services performed to date.

Vote Required

Approval of Proposal No. 6 requires the affirmative vote of (i) a majority of the shares present or represented by proxy and voting at the Annual Meeting and (ii) a majority of the shares required to constitute the quorum.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE

SELECTION OF BDO USA, LLC AS OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2011.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

ANNUAL REPORT

Our Annual Report on Form 10-K for the year ended December 31, 2010 (without exhibits), is being made available to each shareholder with this Proxy Statement. The Annual Report on Form 10-K is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

By Order of the Board of Directors,

Michael H. Mulroy

Corporate Secretary

Anaheim, California

April 8, 2011

ANNEX A

QUESTCOR PHARMACEUTICALS, INC.

2006 EQUITY INCENTIVE AWARD PLAN

ARTICLE I

PURPOSE

The purpose of the Questcor Pharmaceuticals, Inc. 2006 Equity Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of Questcor Pharmaceuticals, Inc., a California corporation (the “Company”), by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company shareholders and by providing such individuals with an incentive for performance to generate returns to Company shareholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE II

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 “Administrator” means the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Awards granted to Independent Directors, the term “Administrator” shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term “Administrator” shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 13.1. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 13.5, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation.

2.2 “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Dividend Equivalents award, a Stock Payment award, a Restricted Stock Unit award or a Performance-Based Award granted to a Participant pursuant to the Plan.

2.3 “Award Agreement” means any written or electronic agreement, contract, or other instrument or document evidencing an Award.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Cause,” unless otherwise defined in an employment or services agreement between the Participant and the Company or any Parent or Subsidiary or Successor Entity, means:

(a) a Participant’s conviction or no contest plea to a felony, or a crime involving moral turpitude, under any federal or state criminal law;

(b) the commission of a fraud by a Participant against the Company or any Parent or Subsidiary or Successor Entity;

(c) with respect to a Participant who is an Employee, the repeated, unexplained or unjustified absence by an Employee from the Company or any Parent or Subsidiary or Successor Entity; or

(d) the gross negligence or willful misconduct of a Participant where such gross negligence or willful misconduct has resulted or is likely to result in substantial and material damage to the Company or any Parent or Subsidiary or Successor Entity.

The existence of “Cause” shall be determined by the Administrator, in its sole discretion. The foregoing definition shall not in any way preclude or restrict the right of the Company or any Parent or Subsidiary or Successor Entity to discharge or dismiss any Participant or other person in the service of the Company or any Parent or Subsidiary or Successor Entity for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Cause.

2.6 “Change in Control” means and includes each of the following:

(a) the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act and the rules thereunder) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of the Company that represent 50% or more of the combined voting power of the Company’s then outstanding voting securities, other than:

(i) an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

(ii) an acquisition of voting securities by the Company or a corporation owned, directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the stock of the Company.

(b) individuals who, as of Date Plan is approved by the Shareholders, constitute the Board together with any new director(s) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at a majority of the directors then still in office who either were directors on Date Plan is approved by the Shareholders or whose election or nomination for election was previously so approved (other than any director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.6(a) or Section 2.6(c)), cease for any reason to constitute a majority thereof; or

(c) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets, in each case other than a transaction which results in the

Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(d) the liquidation or dissolution of the Company.

For purposes of subsection (a) above, the calculation of voting power shall be made as if the date of the acquisition were a record date for a vote of the Company’s shareholders, and for purposes of subsection (c) above, the calculation of voting power shall be made as if the date of the consummation of the transaction were a record date for a vote of the Company’s shareholders.

The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

2.7 “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations issued thereunder.

2.8 “Committee” means the committee of the Board described in Article 13.

2.9 “Consultant” means any consultant or adviser if:

(a) The consultant or adviser renders bona fide services to the Company or any Parent or Subsidiary;

(b) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(c) The consultant or adviser is a natural person who has contracted directly with the Company or any Parent or Subsidiary to render such services.

2.10 “Covered Employee” means an Employee who is, or is likely to become, a “covered employee” within the meaning of Section 162(m)(3) of the Code.

2.11 “Disability” means a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as it may be amended from time to time.

2.12 “Dividend Equivalents” means a right granted to a Participant pursuant to Article 8 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

2.13 “Effective Date” has the meaning set forth in Section 14.1.

2.14 “Eligible Individual” means any person who is a member of the Board, a Consultant or an Employee, as determined by the Administrator.

2.15 “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Parent or Subsidiary.

2.16 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.17 “Existing Plan” has the meaning set forth in Section 3.1(a).

2.18 “Expiration Date” has the meaning set forth in Section 14.2.

2.19 “Fair Market Value” means, as of any date, the value of Stock determined as follows:

(a) If the Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock as quoted on such exchange or system for the last market trading day prior to the date of determination for which a closing sales price is reported, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Stock on the date prior to the date of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) In the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

2.20 “Good Reason” means, without a Participant’s express written consent, the occurrence of any of the following actions in connection with a Change in Control:

(a) a material reduction in job responsibilities given the Participant’s position with the Company or any Parent or Subsidiary or Successor Entity, and the Participant’s prior responsibilities with the Company or any Parent or Subsidiary or Successor Entity;

(b) any reduction in the Participant’s annual base compensation from the Company or any Parent or Subsidiary or Successor Entity as in effect immediately prior to such reduction; or

(c) a relocation of the Participant’s workplace for the Company or any Parent or Subsidiary or Successor Entity to a facility or location more than twenty-five (25) miles from the Participant’s workplace immediately prior to such relocation; provided, however, that the new workplace also increases the Participant’s commuting distance from the Participant’s primary residence.

A Participant shall provide thirty (30) day’s written notice to the Company or any Parent or Subsidiary or Successor Entity (whichever entity is the Participant’s employer) of any resignation for “Good Reason.”

2.21 “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

2.22 “Independent Director” means a member of the Board who is not an Employee.

2.23 “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor rule.

2.24 “Non-Qualified Stock Option” means an Option that is not intended to be or otherwise does not qualify as an Incentive Stock Option.

2.25 “Option” means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

2.26 “Parent” means any “parent corporation” as defined in Section 424(e) of the Code and any applicable regulations promulgated thereunder of the Company or any other entity which beneficially owns, directly or indirectly, a majority of the outstanding voting stock or voting power of the Company.

2.27 “Participant” means any Eligible Individual who, as a member of the Board, a Consultant or an Employee, has been granted an Award pursuant to the Plan.

2.28 “Performance-Based Award” means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, but which is subject to the terms and conditions set forth in Article 9.

2.29 “Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), return on net assets, return on stockholders’ equity, return on sales, gross or net profit margin, working capital, earnings per share and price per share of Stock, the achievement of certain scientific milestones, customer retention rates, licensing, partnership or other strategic transactions, execution of a corporate collaboration agreement relating to a product candidate of the Company, acceptance by the U.S. Food and Drug Administration (“FDA”) or a comparable foreign regulatory authority of a final New Drug Application or similar document, approval for marketing of a product candidate of the Company by the FDA or a comparable foreign regulatory authority, obtaining a specified level of financing for the Company, as determined by the Committee, including through government grants (or similar awards) and the issuance of securities, commencement of a particular stage of clinical trials for a product candidate of the Company, or the achievement of one or more corporate, divisional or individual scientific or inventive measures. Any of the criteria identified above may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Administrator shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

2.30 “Performance Goals” means, for a Performance Period, the goals established in writing by the Administrator for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division or other operational unit, or an individual. The Administrator, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

2.31 “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

2.32 “Plan” means this Questcor Pharmaceuticals, Inc. 2006 Equity Incentive Award Plan, as it may be amended from time to time.

2.33 “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.34 “Restricted Stock” means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.35 “Restricted Stock Unit” means a right to receive a share of Stock during specified time periods granted pursuant to Section 8.3.

2.36 “Securities Act” means the Securities Act of 1933, as amended from time to time.

2.37 “Section 409A Award” has the meaning set forth in Section 10.1.

2.38 “Stock” means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to Article 12.

2.39 “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value of such number of shares of Stock on the date the SAR was granted as set forth in the applicable Award Agreement.

2.40 “Stock Payment” means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Section 8.2.

2.41 “Subsidiary” means any “subsidiary corporation” as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder of the Company or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

2.42 “Successor Entity” has the meaning set forth in Section 2.6.

2.43 “Termination of Consultancy” means the time when the engagement of a Participant as a Consultant to the Company or a Parent or Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous commencement of employment with the Company or any Parent or Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Parent or Subsidiary has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

2.44 “Termination of Directorship” shall mean the time when a Participant who is a Non-Employee Director ceases to be a member of the Board for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Non-Employee Directors.

2.45 “Termination of Employment” shall mean the time when the employee-employer relationship between a Participant and the Company or any Parent or Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding: (a) terminations where there is a simultaneous reemployment or continuing employment of a Participant by the Company or any Parent or Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Parent or Subsidiary with the fanner employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

ARTICLE III

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to Article 12 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be 9,750,000 shares as of the Effective Date.

(b) To the extent that an Award under Plan or the Existing Plan terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Parent or Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan. If any shares of Restricted Stock are forfeited by a Participant or repurchased by the Company pursuant to Section 6.3 hereof, such shares shall again be available for the grant of an Award pursuant to the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan.

(c) Notwithstanding the provisions of this Section 3.1, no shares of Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Section 422 of the Code.

3.2 Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury stock or Stock purchased on the open market.

3.3 Limitation on Number of Shares Subject to Incentive Stock Options. The maximum number of shares of Stock that may be issued pursuant to Options that are intended to be Incentive Stock Options shall be 9,750,000 shares.

3.4 Individual Participant Limitations. Notwithstanding any provision in the Plan to the contrary, and subject to Article 12, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during any calendar year shall be 600,000, except for an employee serving as Chief Executive Officer of the Company, who is eligible to be granted options covering an aggregate number of shares of up to 1,500,000 in a calendar year. Notwithstanding the foregoing, in connection with his or her initial service to the Company, the aggregate number of shares of Stock with respect to which Awards may be granted to any Participant shall not exceed 1,000,000 shares of Stock during the calendar year which includes such individual’s initial service to the Company.

ARTICLE IV

ELIGIBILITY AND PARTICIPATION

4.1 Eligibility. Persons eligible to participate in this Plan include Employees, Consultants and members of the Board, as determined by the Administrator.

4.2 Participation. Subject to the provisions of the Plan, the Administrator may, from time to time, select from among all Eligible Individuals those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award pursuant to this Plan.

ARTICLE V

STOCK OPTIONS

5.1 General. The Administrator is authorized to grant Options to Eligible Individuals on the following terms and conditions:

(a) Exercise Price. The exercise price per share of Stock subject to an Option shall be determined by the Administrator and set forth in the Award Agreement; provided that the exercise price per share for any Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant.

(b) Time and Conditions of Exercise. The Administrator shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years. The Administrator shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c) Payment. The Administrator shall determine the methods, terms and conditions by which the exercise price of an Option may be paid, and the form and manner of payment, including, without limitation, payment in the form of cash, a promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, shares of Stock, or other property acceptable to the Administrator and payment through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale, and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option, or continue any extension of credit with respect to the exercise price of an Option with a loan from the Company or a loan arranged by the Company, in any method which would violate Section 13(k) of the Exchange Act.

(d) Evidence of Grant. All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Administrator.

5.2 Incentive Stock Options. Incentive Stock Options may be granted only to employees (as defined in accordance with Section 3401(c) of the Code) of the Company or a Subsidiary which constitutes a “subsidiary corporation” of the Company within Section 424(f) of the Code or a Parent which constitutes a “parent corporation” of the Company within the meaning of Section 424(e) of the Code, and the terms of any Incentive Stock Options granted pursuant to the Plan must comply with the following additional provisions of this Section 5.2 in addition to the requirements of Section 5.1:

(a) Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company or any “subsidiary corporation” of the Company or “parent corporation” of the Company (each within the meaning of Section 424 of the Code) only if such Option is granted at an exercise price per share that is not less than 110% of the Fair Market Value per share of the Stock on the date of the grant and the Option is exercisable for no more than five years from the date of grant.

(b) Transfer Restriction. An Incentive Stock Option shall not be transferable by the Participant other than by will or by the laws of descent or distribution.

(c) Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(d) Failure to Meet Requirements. Any Option (or portion thereof) purported to be an Incentive Stock Option which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.

5.3 Substitution of Stock Appreciation Rights. The Administrator may provide in the Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have to right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of shares of Stock for which such substituted Option would have been exercisable.

ARTICLE VI

RESTRICTED STOCK AWARDS

6.1 Grant of Restricted Stock. The Administrator is authorized to make Awards of Restricted Stock to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. All Awards of Restricted Stock shall be evidenced by an Award Agreement.

6.2 Issuance and Restrictions. Restricted Stock shall be subject to such repurchase restrictions, forfeiture restrictions, restrictions on transferability and other restrictions as the Administrator may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances or installments or otherwise as the Administrator determines at the time of the grant of the Award or thereafter. Alternatively, these restrictions may lapse pursuant to the satisfaction of one or more Performance Goals or other specific performance goals as the Administrator determines to be appropriate at the time of the grant of the Award or thereafter, in each case on a specified date or dates or over any period or periods determined by the Administrator.

6.3 Repurchase or Forfeiture. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon a Participant’s Termination of Employment, Termination of Directorship or Termination of Consultancy during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited or subject to repurchase by the Company (or its assignee) under such terms as the Administrator shall determine; provided, however, that the Administrator may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of a Participant’s Termination of Employment, Termination of Directorship or Termination of Consultancy under certain circumstances, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

6.4 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse or the Award Agreement may provide that the shares shall be held in escrow by an escrow agent designated by the Company.

ARTICLE VII

STOCK APPRECIATION RIGHTS

7.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Eligible Individual selected by the Administrator. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall impose and shall be evidenced by an Award Agreement.

7.2 Terms of Stock Appreciation Rights.

(a) A Stock Appreciation Right shall have a term set by the Administrator. A Stock Appreciation Right shall be exercisable in such installments as the Administrator may determine. A Stock Appreciation Right shall cover such number of shares of Stock as the Administrator may determine. The exercise price per share of Stock subject to each Stock Appreciation Right shall be set by the Administrator and set forth in the Award Agreement, except that in no event shall the exercise price be less than 100% of the Fair Market Value of the Stock underlying the Stock Appreciation Right at the time the Stock Appreciation Right is granted.

(b) A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying (i) the amount (if any) by which the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right exceeds the exercise price per share of the Stock Appreciation Right, by (ii) the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose.

7.3 Payment and Limitations on Exercise.

(a) Subject to Sections 7.3(b) and (c), payment of the amounts determined under Sections 7.2(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Administrator.

(b) To the extent payment for a Stock Appreciation Right is to be made in cash, the Award Agreement shall specify the date of payment, which may be different than the date of exercise of the Stock Appreciation Right. If the date of payment for a Stock Appreciation Right is later than the date of exercise, the Award Agreement may specify that the Participant be entitled to earnings on such amount until paid.

(c) To the extent any payment under Section 7.2(b) is effected in Stock, it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

7.4 Compliance with Code Section 409A. Notwithstanding anything in this Article 7 to the contrary, all Awards of Stock Appreciation Rights shall be structured to satisfy the requirements of Code Section 409A, as provided in Section 10 below.

ARTICLE VIII

OTHER TYPES OF AWARDS

8.1 Dividend Equivalents.

(a) Any Eligible Individual selected by the Administrator may be granted Dividend Equivalents based on the dividends on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

(b) Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

8.2 Stock Payments. Any Eligible Individual selected by the Administrator may receive Stock Payments in the manner determined from time to time by the Administrator; provided, that unless otherwise determined by the Administrator such Stock Payments shall be made in lieu of base salary, bonus, or other cash compensation otherwise payable to such Eligible Individual. The number of shares shall be determined by the Administrator and may be based upon the Performance Goals or other specific performance goals determined appropriate by the Administrator.

8.3 Restricted Stock Units. The Administrator is authorized to make Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. Alternatively, Restricted Stock Units may become fully vested and nonforfeitable pursuant to the satisfaction of one or more Performance Goals or other specific performance goals as the Administrator determines to be appropriate at the time of the grant of the Restricted Stock Units or thereafter, in each case on a specified date or dates or over any period or periods determined by the Administrator. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Eligible Individual to whom the Award is granted. On the maturity date, the Company shall transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit that is vested and scheduled to be distributed on such date and not previously forfeited. The Administrator shall specify the purchase price, if any, to be paid by the Participant to the Company for such shares of Stock.

8.4 Term. Except as otherwise provided herein, the term of any Award of Dividend Equivalents, Stock Payments or Restricted Stock Units shall be set by the Administrator in its discretion.

8.5 Exercise or Purchase Price. The Administrator may establish the exercise or purchase price, if any, of any Award of Stock Payments or Restricted Stock Units; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

8.6 Form of Payment. Payments with respect to any Awards granted under Sections 8.1, 8.2 or 8.3 shall be made in cash, in Stock or a combination of both, as determined by the Administrator.

8.7 Award Agreement. All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Administrator and shall be evidenced by a written Award Agreement.

8.8 Compliance with Code Section 409A. Notwithstanding anything in this Article 8 to the contrary, all Awards of Dividend Equivalents, Stock Payments, and Restricted Stock Units shall be structured to satisfy the requirements of Code Section 409A, as provided in Section 10 below.

ARTICLE IX

PERFORMANCE-BASED AWARDS

9.1 Purpose. The purpose of this Article 9 is to provide the Administrator the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Administrator, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Administrator may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

9.2 Applicability. This Article 9 shall apply only to those Covered Employees selected by the Administrator to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

9.3 Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Administrator shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Administrator shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Administrator shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period.

9.4 Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Parent or Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

9.5 Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE X

COMPLIANCE WITH SECTION 409A OF THE CODE

10.1 Awards subject to Code Section 409A. Any Award that constitutes, or provides for, a deferral of compensation subject to Section 409A of the Code (a “Section 409A Award”) shall satisfy the requirements of Section 409A of the Code and this Article 10, to the extent applicable. The Award Agreement with respect to a Section 409A Award shall incorporate the terms and conditions required by Section 409A of the Code and this Article 10. If any deferral of compensation is to be permitted in connection with a 409A Award, the Committee shall establish rules and procedures relating to such deferral in a manner intended to comply with the requirements of Section 409A of the Code, including, without limitation, the time when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.

10.2 Distributions under a Section 409A Award. Any shares of Stock or other property or amounts to be paid or distributed upon the grant, issuance, vesting, exercise or payment of a Section 409A Award shall be distributed in accordance with the requirements of Section 409A(a)(2) of the Code, and, subject to any additional limitations in Section 409A and the Treasury Regulations issued thereunder, shall not be distributed earlier than:

(a) the Participant’s separation from service;

(b) the date the Participant becomes disabled;

(c) the Participant’s death;

(d) a specified time (or pursuant to a fixed schedule) specified under the Award Agreement at the date of the deferral compensation;

(e) a change in the ownership or effective control of the Company or a Parent or Subsidiary, or in the ownership of a substantial portion of the assets of the Company or a Parent or Subsidiary; or

(f) the occurrence of an unforeseeable emergency with respect to the Participant.

10.3 Prohibition on Acceleration of Benefits. The time or schedule of any distribution or payment of any shares of Stock or other property or amounts under a Section 409A Award shall not be accelerated, except as otherwise permitted under Section 409A(a)(3) of the Code and the Treasury Regulations thereunder.

10.4 Elections under Section 409A Awards. Any deferral election provided under or with respect to an Award to any Eligible Individual, or to the Participant holding a Section 409A Award, shall satisfy the requirements of Section 409A(a)(4)(B) of the Code, to the extent applicable, and any such deferral election with respect to compensation for services performed during a taxable year shall be made not later than the close of the preceding taxable year, or at such other time as provided in Treasury Regulations.

10.5 Compliance in Form and Operation. A Section 409A Award, and any election under or with respect to such Section 409A Award, shall comply in form and operation with the requirements of Section 409A of the Code and the Treasury Regulations thereunder.

ARTICLE XI

PROVISIONS APPLICABLE TO AWARDS

11.1 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

11.2 Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event of the Participant’s Termination of Employment, Termination of Directorship or Termination of Consultancy, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

11.3 Limits on Transfer.

(a) Except as otherwise provided by the Administrator pursuant to Section 11.3(b), no right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Parent or Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Parent or Subsidiary. Except as otherwise provided by the Administrator pursuant to Section 11.3(b), no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed.

(b) Notwithstanding Section 11.3(a), the Administrator, in its sole discretion, may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) any Award which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award); and (iii) the Participant and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (C) evidence the transfer. For purposes of this Section 11.3(b), “Permitted Transferee” shall mean, with respect to a Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests, or any other transferee specifically approved by the Administrator.

11.4 Beneficiaries. Notwithstanding Section 11.3, a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Administrator.

11.5 Stock Certificates; Book-Entry Procedures.

(a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that a Participant make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(b) Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

11.6 Paperless Exercise. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless exercise of Awards by a Participant may be permitted through the use of such an automated system.

ARTICLE XII

CHANGES IN CAPITAL STRUCTURE

12.1 Adjustments.

(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of Company assets to shareholders (other than normal cash dividends), or any other corporate event affecting the Stock or the share price of the Stock, the Administrator may make such proportionate adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such change with respect to (i) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iii) the grant, exercise or purchase price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

(b) In the event of any transaction or event described in Section 12.1(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles, and whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Administrator, in its sole discretion and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions:

(i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been received upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 12.1(b) the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

(iii) To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(v) To provide that the Award cannot vest, be exercised or become payable after such event.

12.2 Acceleration Upon a Change in Control.

(a) Notwithstanding Section 12.1(b), if a Change in Control occurs and a Participant’s Awards are not continued, converted, assumed, or replaced by (i) the Company or a Parent or Subsidiary of the Company, or (ii) a Successor Entity, such Awards shall become fully exercisable and/or payable, as applicable, and all forfeiture, repurchase and other restrictions on such Awards shall lapse immediately prior to such Change in Control. Upon, or in anticipation of, a

Change in Control, the Administrator may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Administrator, in its sole and absolute discretion, shall determine

(b) With respect to any Participant who was providing services as an Employee, member of the Board or Consultant, if such Participant has a Termination of Employment, Termination of Directorship or Termination of Consultancy in contemplation of a Change in Control, other than by reason of a discharge by the Company, any Parent or Subsidiary or any Successor Entity for Cause, a resignation by the Participant without Good Reason, or the Participant’s death or Disability, within the sixty (60) days prior to the consummation of a Change in Control, any Awards held by such Participant shall become exercisable and/or payable, as applicable, and the forfeiture, repurchase and other restrictions on such Awards shall lapse in accordance with the schedule set forth in Section 12.2(f) below immediately prior to the date of such Change in Control and such Awards shall be exercisable for the longer of twelve (12) months following such Change in Control or the expiration of any applicable underwriters’ lock-up agreements and thereafter shall terminate, but such period shall not extend beyond the expiration date of such Awards.

(c) With respect to any Participant who was providing services as an Employee, member of the Board or Consultant immediately prior to the consummation of a Change in Control, if such Participant has a Termination of Employment, Termination of Directorship or Termination of Consultancy other than by reason of the Participant’s discharge by the Company, any Parent or Subsidiary or any Successor Entity for Cause, a resignation by the Participant without Good Reason, or the Participant’s death or Disability, within the thirteen (13) months following such Change in Control, any Awards held by such Participant shall become exercisable and/or payable, as applicable, and the forfeiture, repurchase and other restrictions on such Awards shall lapse in accordance with the schedule set forth in Section 12.2(f) below on the date of such Termination of Employment, Termination of Directorship or Termination of Consultancy and such Awards shall be exercisable for the longer of twelve (12) months following such Change in Control or the expiration of any applicable underwriters’ lock-up agreements and thereafter shall terminate, but such period shall not extend beyond the expiration date of such Awards.

(d) With respect to any Participant who was providing services as an Employee, member of the Board or Consultant immediately prior to the consummation of a Change in Control, if such Participant does not have a Termination of Employment, Termination of Directorship or Termination of Consultancy prior to thirteen (13) months after such Change in Control, any Awards held by such Participant shall become exercisable and/or payable, as applicable, and the forfeiture, repurchase and other restrictions on such Awards shall lapse in accordance with the schedule set forth in Section 12.2(f) below at the end of such thirteen (13) month period and such Awards shall be exercisable for the longer of twelve (12) months following the end of such thirteen (13) month period or the expiration of any applicable underwriters’ lock-up agreements and thereafter shall terminate, but such period shall not extend beyond the expiration date of such Awards.

(e) Notwithstanding anything to the contrary in this Article 12, an Award Agreement evidencing an Award may provide that a Participant shall have additional rights under such Award in the event of a Change in Control.

(f) For purposes of this Section 12.2, Awards shall become exercisable and/or payable, as applicable, and the forfeiture, repurchase and other restrictions on such Awards shall lapse pursuant to Sections 12.2(b), (c) and (d) in accordance with the number of years of service a Participant has with the Company, or any Parent or Subsidiary (or any predecessor organization, including, without limitation, RiboGene, Inc.), or any Successor Entity as of the date of determination (measured from the Participant’s date of hire) as follows:

Length of Service	Percentage of Award to Become Exercisable and/or Payable and Percentage of Award as to Which Forfeiture, Repurchase and Other Restrictions Shall Lapse
0-180 days	0%
181 days to 1 year	25%
1 year and 1 day to 2 years	50%
Greater than 2 years	100%

12.3 No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE XIII

ADMINISTRATION

13.1 Administrator. The Administrator of the Plan shall be the Compensation Committee of the Board (or another committee or a subcommittee of the Board to which the Board delegates administration of the Plan) (such committee, the “Committee”), which Committee shall consist solely of two or more members of the Board each of whom is both an “outside director,” within the meaning of Section 162(m) of the Code and a Non-Employee Director. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors, and for purposes of such Awards the term “Administrator” as used in this Plan shall be deemed to refer to the Board„ and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 13.5. Appointment of Committee members shall be effective upon acceptance of appointment. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

13.2 Action by the Administrator. A majority of the Administrator shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present,

and, subject to applicable law, acts approved in writing by a majority of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Parent or Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

13.3 Authority of Administrator. Subject to any specific designation in the Plan, the Administrator has the exclusive power, authority and discretion to:

(a) Designate Participants to receive Awards;

(b) Determine the type or types of Awards to be granted to each Participant;

(c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines; provided, however, that the Administrator shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement;

(j) Amend any Option to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option is granted or grant Options in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price; and

(k) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

13.4 Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

13.5 Delegation of Authority. To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 13.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE XIV

EFFECTIVE AND EXPIRATION DATES

14.1 Effective Date. The Plan will be effective as of the date on which the Plan is approved by the Company’s shareholders (the “Effective Date”).

14.2 Expiration Date. The Plan will expire on, and no Award may be granted pursuant to the Plan after, the earlier of the tenth anniversary of (i) the date this Plan is approved by the Board or (ii) the Effective Date (the “Expiration Date”). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE XV

AMENDMENT, MODIFICATION, AND TERMINATION

15.1 Amendment, Modification, and Termination. The Board may terminate, amend or modify the Plan at any time and from time to time; provided, however, that (a) to the extent necessary to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) shareholder approval is required for any amendment to the Plan that increases the number of shares available under the Plan (other than any adjustment as provided by Article 12).

15.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE XVI

GENERAL PROVISIONS

16.1 No Rights to Awards. No Participant, Employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Participants, Employees, and other persons uniformly.

16.2 No Shareholder Rights. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to shares of Stock covered by any Award until the Participant becomes the record owner of such shares of Stock.

16.3 Withholding. The Company or any Parent or Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company or a Parent or Subsidiary, as applicable, withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Administrator) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

16.4 No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Parent or Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Parent or Subsidiary.

16.5 Unfunded Status of Awards. The Plan is intended to be an unfunded plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Parent or Subsidiary.

16.6 Indemnification. To the extent allowable pursuant to applicable law, the Administrator (and each member thereof) shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

16.7 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Parent or Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

16.8 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

16.9 Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

16.10 Fractional Shares. No fractional shares of Stock shall be issued and the Administrator shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

16.11 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

16.12 Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

16.13 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of California, without regard to the conflicts of law principles thereof.

ANNEX B

QUESTCOR PHARMACEUTICALS, INC.

Amended and Restated

Employee Stock Purchase Plan

1.	Purpose.

(a) The purpose of the 2003 Employee Stock Purchase Plan (the “Plan”) is to provide a means by which employees of Questcor Pharmaceuticals, Inc., a California corporation (the “Company”), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

(b) The word “Affiliate” as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the “Code”).

(c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

(d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Code.

2.	Administration.

(a) The Plan shall be administered by the Board of Directors (the “Board”) of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

(ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

(iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iv) To amend the Plan as provided in paragraph 13.

(v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code.

(c) The Board may delegate administration of the Plan to a Committee composed of two (2) or more members of the Board (the “Committee”). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.	Shares Subject to the Plan.

(a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate Three Million Five Hundred Thousand (3,500,000) shares of the Company’s common stock, no par value (the “Common Stock”). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

(b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.	Grant of Rights; Offering.

(a) The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an “Offering”) on a date or dates (the “Offering Date(s)”) selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into and made part of the Plan and shall be attached hereto as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed six (6) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8, inclusive.

(b) If an employee has more than one right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (1) each agreement or notice delivered by that employee will be deemed to apply to all of his or her rights under the Plan, and (2) a right with a lesser exercise price (or an earlier-granted right, if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right, if two rights have identical exercise prices) will be exercised.

5.	Eligibility.

(a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the

Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee’s customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least five (5) months per calendar year.

(b) The Board or the Committee may provide that each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

(i) the date on which such right is granted shall be the “Offering Date” of such right for all purposes, including determination of the exercise price of such right;

(ii) the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and

(iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

(c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

(d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under “employee stock purchase plans” of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee’s rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

(e) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.	Rights; Purchase Price.

(a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee (or fifteen percent (15%) in the absence of any designation) of such employee’s Earnings (as defined in subparagraph 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one or more dates during an Offering (the “Purchase Date(s)”) on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with such Offering.

(b) In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares that may be purchased by any employee as well as a maximum aggregate number of shares that may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

(c) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

(i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

(ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

7.	Participation; Withdrawal; Termination.

(a) An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee’s Earnings during the Offering. “Earnings” is defined as an employee’s regular salary or wages (including amounts thereof elected to be deferred by the employee, that would otherwise have been paid, under any arrangement established by the Company intended to comply with Section 401(k), Section 402(e)(3), Section 125, Section 402(h), or Section 403(b) of the Code, and also including any deferrals under a non-qualified deferred compensation plan or arrangement established by the Company), and may also include or exclude (as provided for each Offering) the following items of compensation: bonuses, commissions, overtime pay, incentive pay, profit sharing, other remuneration paid directly to the employee, the cost of employee benefits paid for by the Company or an Affiliate, education or tuition reimbursements, imputed income arising under any group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company or an Affiliate under any employee benefit plan, and similar items of compensation, as determined by the Board or Committee. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero), but not increase, such payroll deductions, and an eligible employee may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering.

(b) At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant’s interest in that Offering shall be automatically terminated. A participant’s withdrawal from an Offering will have no effect upon such participant’s eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

(c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of a participant’s employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

(d) Rights granted under the Plan shall not be transferable by a participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 14 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such rights are granted.

8.	Exercise.

(a) On each Purchase Date specified in the relevant Offering, each participant’s accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan, unless the Offering document specifically provides otherwise. The amount, if any, of accumulated payroll deductions remaining in each participant’s account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant’s account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant’s account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

(b) No rights granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan (including rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the “Securities Act”) and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than six (6) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

9.	Covenants of the Company.

(a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

(b) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10.	Use of Proceeds from Stock.

Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.	Rights as a Stockholder.

A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant’s shares acquired upon exercise of rights hereunder are recorded in the books of the Company.

12.	Adjustments upon Changes in Stock.

(a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, reclassification, recapitalization, stock dividend, dividend in property other than cash, stock split, reverse stock split, split-up, spin-off, repurchase, liquidating dividend, combination of shares, exchange of shares, liquidation, dissolution or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase securities of the Company, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company.”)

(b) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation, but the shares of the Company’s Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then, as determined by the Board in its sole discretion (i) any surviving or acquiring corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, (iii) participants’ accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants’ rights under the ongoing Offering terminated, (iv) all outstanding rights shall terminate without being exercised, or (v) all outstanding rights shall be purchased for an amount of cash equal to the amount that could have been obtained upon the exercise of such rights had such rights been currently exercisable, or the replacement of such rights with other rights or property selected by the Board.

(c) No adjustment or action described in this Section 12 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to fail to satisfy the requirements of Section 423 of the Code.

13.	Amendment of the Plan.

(a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment if such amendment requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act or any NASDAQ or securities exchange requirements.

(b) The Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

(c) Rights and obligations under any rights granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

14.	Designation of Beneficiary.

(a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death during an Offering.

(b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.	Termination or Suspension of the Plan.

(a) The Board in its discretion, may suspend or terminate the Plan at any time. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

16.	Effective Date of Plan.

The Plan shall become effective as determined by the Board, but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.

Electronic Voting Instructions

You can vote by Internet!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose the voting method outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet must be received by 1:00 a.m., Central Time, on May 19, 2011.

Vote by Internet
• Log on to the Internet and go to www.envisionreports.com/QCOR • Follow the steps outlined on the secured website.

Vote by telephone

  •   Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

  •  Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	ITEMS — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2, 4, 5 and 6.

1.	ELECTION OF DIRECTORS:	For	Withhold		For	Withhold		For	Withhold	+
	01 - Don M. Bailey	☐	☐	02 - Mitchell J. Blutt	☐	☐	03 - Neal C. Bradsher	☐	☐

	04 - Stephen C. Farrell	☐	☐	05 - Louis Silverman	☐	☐	06 - Virgil D. Thompson	☐	☐

		For	Against	Abstain			1 Yr	2 Yrs	3 Yrs	Abstain

2.	PROPOSAL TO APPROVE AN ADVISORY (NON-BINDING) RESOLUTION REGARDING THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.	☐	☐	☐	3.	PROPOSAL TO APPROVE AN ADVISORY (NON-BINDING) RESOLUTION REGARDING THE FREQUENCY OF SAY-ON-PAY VOTES.	☐	☐	☐	☐

		For	Against	Abstain				For	Against	Abstain

4.	PROPOSAL TO RATIFY AN AMENDMENT TO ADD 3,500,000 SHARES TO THE 2006 EQUITY INCENTIVE AWARD PLAN.	☐	☐	☐	5.	PROPOSAL TO RATIFY AN AMENDMENT TO ADD 600,000 SHARES TO THE AMENDED AND RESTATED 2003 EMPLOYEE STOCK PURCHASE PLAN.		☐	☐	☐
		For	Against	Abstain

6.	PROPOSAL TO RATIFY THE SELECTION OF BDO USA, LLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2011.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as the name appears above. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

- - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - -

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Proxy — QUESTCOR PHARMACEUTICALS, INC.

Proxy Solicited by the Board of Directors

Annual Meeting of Shareholders – May 19, 2011

The undersigned hereby nominates, constitutes and appoints Don M. Bailey and Michael H. Mulroy, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of Questcor Pharmaceuticals, Inc. which the undersigned is entitled to represent and vote at the 2011 Annual Meeting of Shareholders to be held on May 19, 2011 at 8:00 a.m. local time at the northern California office of Questcor Pharmaceuticals, Inc., located at 26118 Research Place, Hayward, California 94545, and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as on the reverse side hereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES AND “FOR” PROPOSALS 2, 4, 5 AND 6, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF. IF NO VOTING INSTRUCTIONS ARE GIVEN ON PROPOSAL 3, YOUR SHARES WILL NOT BE VOTED ON THAT MATTER.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

IMPORTANT—PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY.

C	Non-Voting Items

Change of Address — Please print new address below.

¢	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A – C ON BOTH SIDES OF THIS CARD.	+